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                                                                    EXHIBIT 10.9

  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
        BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                               SERVICES AGREEMENT

                                     BETWEEN

                          AT&T WIRELESS SERVICES, INC.

                                       AND

                             PHASE 2 SOLUTIONS, INC

                         Contract No. __________________

                    AT&T WIRELESS CONFIDENTIAL & PROPRIETARY
                      Use pursuant to Company instructions

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                               SERVICES AGREEMENT

This Services Agreement ("Agreement"),  dated as of the 2nd day of January, 2004
                                                        ---
(the "Effective Date") is made between AT&T Wireless Services, Inc., a Delaware corporation, for itself, AWS Companies, and as agent for its operating subsidiaries ("AWS"), and Phase 2 Solutions, Inc located at 8901 E. Raintree, Suite 100, Scottsdale, AZ 85260, an Arizona corporation ("Provider").

In consideration of the mutual promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Definitions.

As used in this Agreement, the following terms will have the meanings set forth below:

A.   "Arbitration Demand Notice" is defined in Section 18.3 of this Agreement.

B. "AWS Company or AWS Companies" means any entity that controls or is controlled by, directly or indirectly, or is under common control with AWS, where "control" and "controlled by" means the possession of the power to influence the management and policies of such entity, whether through the ownership of voting stock of such entity, by contract or otherwise.

C.   "AWS  Property"  means  physical  and  non-physical   property,   including
     software, hardware, networks, IT systems and network connectivity.

D. "AWS Vendor Manager" means the individuals at AWS that are responsible for managing the day to day operations of the work.

E. "Change Order" "means a written instrument prepared and signed by an authorized representative of AWS and Provider stating their agreement upon all of the following: (a) a change in the Work; and (b) the amount of the adjustment in the compensation, if any.

F. "Compensation" means the amount AWS agrees to pay Provider for Services as set forth in Exhibit B or the applicable Work Order.

G.   "Competitive    Service   Entity"   means   a   commercial   mobile   radio
     telecommunications system provider that is a competitor to AWS.

H. "Deliverables means all inventions, discoveries, ideas, (whether patentable or not), and all works and materials, including but not limited to products, devices, computer programs, source codes, designs, files, specifications, texts, drawings, processes, data or other information and documentation and all rights incident thereto, in preliminary or final form, and that are produced or developed (whether by Provider or its employees, agents or contractors, and whether completed or in-progress) pursuant to this Agreement.

I. "Force Majeure" means any act of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrest and restraints of governments and people, civil disturbances, and explosions.

J. "Indemnified Party or Indemnified Parties" means AWS, AWS Company, AWS Partners and their respective directors, officers, employees, agents, successors and assigns.

K. "Intellectual Property Rights" means any rights in any jurisdiction in the world under any patents (including any application, registration, extension, reexamination, reissue, continuation, or renewal patents), copyrights (including any application, registration or renewal thereof), mask work rights, trade secrets, trademarks (including any applications, registrations and the goodwill associated therewith), service marks, trade secret rights, trade dress, moral rights, or foreign equivalents of the foregoing, and any other proprietary rights of any nature.


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[AT&T Wireless Logo]

L.   "Marks" is defined in Section 21.2 of this Agreement.

M.   "Nondisclosure Agreement" is defined in Section 16 of this Agreement.

N. "Persistent Connection" means connectivity achieved through a persistent physical or logical connection (such as a virtual private network or a frame relay connection).

O.   "Pre-Existing Materials" is defined in Section 15.2 of this Agreement.

P. "Proprietary Materials" means all inventions, discoveries and ideas (whether patentable or copyrightable or not), and all works and materials, including but not limited to, products, tools, devices, computer programs, source codes, processes, procedures, texts, designs, drawings, documentation, engineering materials, specifications, data or other information, in preliminary or final form, and on any media whatsoever owned or controlled (by license or otherwise) by a party.

Q. "Services" means the services Provider will perform for AWS as described in Exhibit A including any statement of work ("Statement of Work") as described in Exhibit A Work Order.

R.   "SSL" means secure socket layer protocol.

S. "Teleservices" means inbound and outbound call center services including, without limitation, customer care, warranty exchange, sales, receivables, activations and data entry.

T.   "Term" is defined in Section 5 of this Agreement.

U. "Work" means the Services provided or to be provided by Provider to fulfill Provider's obligations under the Agreement.

V. "Work Order ( or "Statement of Work")" means, for each project, the specific written description of the Work to be performed by Provider and the specific terms pursuant to which a particular Service will be provided hereunder.

2.   The Services.

     2.1 Services. Provider will perform the Services described in Work Orders (or Statement of Work documents) in accordance with the terms and conditions of this Agreement. Provider will perform the Services in a professional, workmanlike manner in compliance with all federal, state and local laws and all standards and rules reasonably established by AWS from time to time. Unless otherwise agreed by AWS in writing, Provider (a) will provide all equipment and supplies necessary or appropriate to perform the Services; and (b) will not subcontract any Services without AWS' prior written approval. This Agreement does not grant Provider an exclusive right or privilege to sell or otherwise provide to AWS any or all of the Services which AWS may require and AWS may, without limitation, contract with any third-party for the acquisition of comparable Services. Provider agrees that purchases of Services by AWS under this Agreement will neither restrict the right of AWS to cease purchasing Services, nor require AWS to continue any level of such purchases of Services and that estimates or forecasts furnished by AWS will not constitute commitments. AWS makes no guarantee it will purchase any Services under this Agreement.

     2.2 Materials. If AWS provides materials or equipment for Provider's use in performing the Services, it will be specified in the particular Work Order or Statement of Work. Provider will be liable for any loss or damage, other than ordinary wear and tear, to AWS Property in Provider's possession or control. In the event of any such loss or damage, Provider will pay AWS the full current replacement cost of such equipment or AWS Property within thirty (30) days after its loss or damage.

     2.3 Work Order (or Statement of Work) During the term of this Agreement, AWS may authorize Provider to perform Work for AWS as specified in Work Orders or Statement of Work documents mutually agreed to by the parties. Provider will perform the Work in accordance with the terms of the Work Order or Statement of Work and this Agreement. Absent a valid Work Order or Statement of Work, Provider is not obligated nor authorized to perform Work for AWS and AWS is not obligated nor authorized to compensate Provider, unless the parties mutually agree otherwise, in writing.

     Provider agrees to perform all Work specified in the Orders in accordance with the terms and conditions therein and meet all interim deadlines as agreed by the parties. The Work must be performed to the reasonable satisfaction of

     AWS, must be performed in accordance with the standards set forth in this Agreement and must be performed in accordance with the applicable Work Order or Statement of Work instructions. In return for the Work performed by Provider, Provider is compensated at the rates set forth in each Work Order or Statement of Work.

     To be valid, all Work Orders and/or Statement of Work documents must be in writing and contain the information set out below.

               a)   The incorporation, by reference, of this Agreement;
               b)   A description of the Work to be performed by Provider;
               c)   A description of the materials to he delivered by AWS;
               d) Time periods or other such schedules for the performance of the Work;
               e)   Quality or performance metrics;
               f)   The compensation provisions and schedule of payments;
               g) The appropriate signatures of the authorized representatives of AWS and Provider;
               h)   Reports to be furnished by Provider to AWS;
               i)   Forecasting process;
               j)   Training;
               k)   Systems and telecommunications requirements; and
               I)   Any other applicable terms.

Work Orders or Statement of Work documents constitute the only authorization for Provider to take any action or expend any money on behalf of AWS, unless otherwise agreed to in writing by the parties. Provider acknowledges and agrees that Work cannot begin unless and until an authorized representative of each of the parties properly executes a Work Order or Statement of Work. All Work Orders and/or Statements of Work and other written agreements executed under this MSA are subject to the terms and conditions of this Agreement including any amendments thereto. Upon the expiration of the term stated in the Work Order, Statement of Work or other writing signed by both parties, and unless otherwise stated in each Work Order, Statement of Work or other writing signed by both parties , the Work Order, Statement of Work or other writing signed by both parties continues in effect on a month-to-month basis until terminated in accordance with the terms of this Agreement. AWS will furnish Provider with any information relevant to the Work to be performed tinder this Agreement. Any information provided by AWS to Provider in this regard is Confidential Information. Upon expiration or upon termination of this Agreement, Provider must return to AWS all information furnished by AWS or Deliverable developed by Provider on AWS' behalf.

AWS and Provider agree to meet with each other as needed, but not less than quarterly and at their own expense to discuss planning and review progress of the Work described in this Agreement.

3.   Compensation.

AWS agrees to pay Provider the Compensation for the Services as defined in each individual Work Order Or Statement of Work. All costs, expenses, charges, fees or allocations of any kind, which may be due to Provider for the provision of the Services, are included in the Work orders and/or Statements of Work.

4.   Invoicing and Payment.

     4.1 Invoice Submission. Provider will submit invoice(s) to AWS Accounts Payable at the following address and AWS' project manager in strict accordance with this Agreement.

               AT&T Wireless Accounts Payable
               P.O. Box 30022
               College Station, TX 77842-3022

     4.2 Invoice Information. AWS will only be obligated to pay invoices containing the following information:

               a)   invoice number,
               b)   Services and deliverables provided,
               c)   quantity and price of each line item,
               d)   sales tax, as applicable,
               e)   final total cost,
               f)   any work product created during the invoice period.


                                       4
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[AT & T Wireless Logo]

     Provider must submit all invoices to AWS within six (6) months after the date the Services, Deliverables or goods covered by the invoice were supplied to AWS. AWS will not pay and will not be responsible for any invoices submitted after the expiration of this date.

     In the event of a disputed invoice, AWS will pay the entire undisputed amount of the invoice and include with the payment sufficient written detail concerning the amount in dispute. AWS and Provider will use their good faith efforts to reconcile the dispute within sixty (60) days of the invoice date. To the extent AWS pays the entire invoice, in the event of a dispute, AWS reserves the right to challenge and obtain reimbursement for the disputed amount.

     4.3 Sales and Use Taxes.

     Unless otherwise agreed by the parties, all prices for products and services are exclusive of sales tax, use tax, withholding tax, duties, charges and any other taxes or similar levies imposed by any governmental authority. Except for taxes based on Provider's gross receipts or net income, AWS will reimburse Provider for all applicable taxes that arise in any jurisdiction as a result of the transactions contemplated herein including, without limitation, all sales, use, value added, consumption, gross receipts (other than in lieu of net income tax), excise, stamp or transfer taxes, duties and fees (collectively "Transaction Taxes"), however designated. Transaction Taxes should be indicated as separate line items on invoices presented to AWS either at the time an invoice is prepared for products and services or on a supplemental invoice. Should Transaction Taxes be invoiced on a supplemental invoice. AWS agrees to remit such taxes provided an invoice is presented within sixty days of the date of the original invoice. AWS specifically disclaims any liability for payment of Transaction Taxes not invoiced within such sixty-day period.

     For any products or services being purchased under this contract that AWS determines, in good faith, to be exempt from applicable Transaction Taxes, AWS agrees to provide Provider with a timely and complete exemption certificate, should one be required by the taxing jurisdiction. Further, AWS agrees to provide the appropriate exemption certificate to Provider within forty-five days of AWS' receipt of an invoice for the products and/or services purchased. Except as otherwise provided above, should Supplier be required to pay any levies and/or fines, penalties or assessments as a result of AWS' failure to comply with any applicable laws or regulations governing payment of such levies or as a result of AWS' failure to comply with any provision of this Agreement, the amount of any payments so made, plus any interest, fines, or penalties levied thereon, shall be promptly reimbursed by AWS upon submission of Supplier's invoice thereof.

     4.4 Payment. AWS will pay the undisputed amount of Provider's invoice in full within forty-five (45) days of its receipt. Provider will issue invoice(s) as defined in any applicable Work Order or Statement of Work hereto, during the term of this Agreement.

5.   Term.

Except for any applicable Exhibit, Work Order or Statement of Work attached hereto, the term of this Agreement will commence on the Effective Date and, unless otherwise terminated pursuant to Section 17 "Termination", will continue into perpetuity ("Term").

6.   Relationship of Parties.

Provider will perform the Services as an independent contractor, and this Agreement will not be construed to create a partnership, joint venture or employment relationship between Provider and AWS. Provider will not represent itself to be an employee or agent of AWS or enter into any agreement on AWS' behalf or in AWS' name. When providing Teleservices under this Agreement, Provider must divulge its legal name and the nature of the relationship between Provider and AWS. Provider will retain full control over the manner in which it performs the Services and full control over the employment, direction, compensation and discharge of all persons assisting it in performing the Services. Provider and its employees will not be entitled to workers' compensation, disability, retirement, insurance, stock options or any other benefits afforded to employees of AWS. Employees or agents of Provider will in no event be deemed to be employees or agents of AWS. Provider has not paid and will not be required to pay any franchise fee or other fee to be a Provider for AWS or to use AWS' name or other intellectual property. This Agreement does not create any franchise between the parties.

     6.1 Provider Employees Removal. In the event that any of Provider's personnel performing Services under this Agreement are found to be unacceptable to AWS due to AWS' reasonable belief that such Provider personnel is/are not qualified to perform or is/are not performing the Services as required under this Agreement, AWS will notify Provider. Upon such notice, Provider and AWS will use appropriate measures to rectify the situation, which may include the removal of said Provider personnel.


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     6.2  Provider  Personnel  Information.  In order to  satisfy  physical  and network security requirements for AWS, which may include both issuance of a building access badge and picture ID badge to Provider personnel, Provider and/or its personnel agree to provide any and all personal information required by the AWS security department. This information includes, but is not limited to, social security numbers. Provider personnel will not be authorized to perform Services for AWS if Provider personnel refuse to provide any and all information necessary to complete the process of issuing a badge or acquiring network access. AWS will not be required to pay Provider for the time spent trying to acquire a badge or network access for Provider personnel while on premises at AWS.

     Provider is responsible for notifying the AWS project manager of all Provider information related to new hires, termination or changes in information. This includes but is not limited to starting date, end date and location changes.

7.   Exclusivity.

     Provider agrees that if it performs Teleservices for a Competitive Service Entity, it will perform AWS' Work in a dedicated environment in accordance with the following requirements:

          o Seats in the call center where the Teleservices performed for AWS must be physically separate from Teleservices performed for Competitive Service Entities.

          o Provider must maintain separate management structures for AWS Work and Competitive Service Entities.

          o Provider must physically segment AWS' Confidential Information from all other clients' confidential data.

     Provider's personnel who are involved in Teleservices Work for AWS must not be used to "jump start" telemarketing programs for Competitive Service Entities for a minimum of six (6) months following their completion of Work covered by this Agreement. Notwithstanding the foregoing, the "jump start" restriction shall not apply if (i) a sustained and material decrease in AWS' volumes occurs which necessitates a material decrease in headcount assigned to AWS' Work, or (ii) the parties otherwise mutually agree in writing.

8.   Safety

     Provider Responsibility Provider is solely responsible for the conduct, safety, and health of its employees, agents, subcontractors, and others performing the Services under this Agreement, and any impact Provider may have on the public in Provider's performance of the Services under this Agreement. Provider represents that information provided to AWS with regard to the safe conduct of its business, if requested by AWS, is accurate and complete. Further, Provider will notify AWS immediately upon any change in such information. Provider will comply with all applicable federal, state and local safety laws and regulations and AWS policies including training, posting, inspection and reporting requirements. These requirements include, but are not limited to, posting of required Material Safety Data Sheets; labeling, handling, transporting, storing and disposing of any hazardous materials; training of all personnel regarding safety practices, and any hazards identified; inspection of work sites for any unsafe conditions and prompt correction of any such conditions identified. Provider's failure to comply with this Section constitutes a material breach of this Agreement, and without limitation to other remedies, subjects Provider to all rights and remedies available to AWS under law and equity, including but not limited to, immediate termination of this Agreement.

     8.1 Notification to State and Federal Agencies and AWS. Provider is responsible for notifying appropriate state and federal agencies within at least four (4) hours of an incident resulting in any injuries, fatalities or property and/or environmental damage required to be reported by applicable laws or regulations. Federal OSHA plan states require notification within eight (8) hours, but some state plan states require notification within four (4) hours. Additionally, some state environmental agencies require notification within fifteen (15) minutes. Provider will also deliver an incident report within at least four (4) hours and Accident Investigation Report within ten (10) business days to both the AWS project manager and AWS Risk Management (PO Box 97061 Redmond, WA 98073-9761). In addition, Provider must verbally report to 1-866-435-7347 within four (4) hours of any event or occurrence involving any injury, fatality or property and/or environmental damage reportable under any applicable law or regulation. Provider is not authorized to allow access to AWS work sites for inspection by any governmental agency such as OSHA or EPA without the prior written approval of AWS.


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9.   Indemnity.

Provider will indemnify, defend and hold harmless each indemnified part from and against all losses, demands, claims, damages, expenses, judgments or liabilities, including costs, attorneys' fees, taxes, fines, penalties, interest or other awards, that may be imposed on, incurred by or asserted against any Indemnified Party as a result of any claim arising from or in connection with
(i) Products supplied, Services performed and/or Deliverables provided pursuant to this Agreement; (ii) Provider's breach or failure to fulfill any of the terms and conditions of this Agreement, whether due to Provider's acts or failure to act; (iii) any claims by Provider's employees for wages, salaries, fringe benefits and other compensation and Provider's failure to pay all wages, salaries, fringe benefits and other compensation of or claimed by Provider employees including, without limitation, contributions to any employee benefit, medical or savings plan and all payroll taxes with respect to such employees including, without limitation, the withholding of all federal, state and local income taxes, PICA, unemployment taxes and all other payroll taxes; (iv) the alleged infringement of any intellectual Property Rights or any other proprietary right; or (v) any wrongful or unlawful act or omission on the part of Provider, its employees, agents or subcontractors. To the extent of the indemnification provided in this Agreement, Provider expressly waives its immunity under applicable industrial insurance laws with respect to injuries or death suffered by Provider's personnel.

Provider agrees that in the event any of Provider's employees assert any form of ownership or other rights in any Deliverables or Intellectual Property, then Provider will defend, indemnify and hold harmless AWS from and against any and all losses, damages, costs, expenses, liabilities, claims, actions and lawsuits (including without limitation consultant, attorney and other legal fees) that may be asserted against, incurred or suffered by, imposed on, or awarded against AWS arising out of or in connection with any allegation, threat, demand or claim (or settlement thereof) of such ownership or rights.

Provider agrees to defend any Indemnified Party, at AWS' request, with counsel acceptable to AWS, against any claim. demand or suit for which Provider has agreed to indemnify such Indemnified Party. The Indemnified Party may, at its option, conduct the defense in any such claim, demand or suit, and Provider agrees to cooperate fully with such defense. Provider will reimburse any Indemnified Party for any and all reasonable costs, expenses, or attorneys' fees incurred by the Indemnified Party in the defense of any claim or potential claim for which indemnification may be sought under this Agreement. Such reimbursement will occur in advance of the final disposition of the claim or potential claim and within thirty (30) days of a request for reimbursement. AWS agrees to notify Provider within a reasonable time of any written claims or demands against Indemnified Party for which Provider is responsible under this Section. AWS' failure to notify Provider on a timely basis will not excuse Provider from its obligations hereunder if Provider has not been prejudiced thereby. Provider may not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of AWS, which consent may not be unreasonably withheld.

Nothing in this Agreement will prevent immediate resort by AWS to a court of competent jurisdiction to enforce its rights under this Section.

10.  Performance Metrics, Reports and Reviews and Liquidated Damages

     10.1 Service Levels. All Service Level requirements are set forth in the applicable Work Order and/or Statement of Work ("Service Levels").

     10.2 Liquidated Damages. Provider acknowledges that its failure to comply with the Service Levels set forth in the applicable Work Order and/or Statement of Work placed pursuant to this Agreement will cause material adverse affects and serious damage to AWS and on account of the great difficulty if not impossibility of ascertaining and proving the amount of such damage, Provider agrees to pay to AWS, as liquidated damages sustained by AWS resulting from such delay or non-performance, and not as a penalty, the amounts set forth in the applicable Work Order or Statement of Work. AWS will have the right to offset amounts owed to it as liquidated damages under this clause against any amounts owed to Provider under this Agreement, under any orders placed pursuant to this Agreement.

     10.3 Performance Reviews. Representatives of Provider and AWS will meet as often as may be reasonably requested by either party, but no less often than once each calendar quarter, to review Provider's performance of Services under this Agreement and to discuss technical plans, financial matters, system performance, service levels and for any other matters related to this Agreement that may be reasonably requested by either party.

     Provider will implement the necessary measurement and monitoring tools and procedures required to measure and report its performance of the Services against the applicable service levels. Such measurement and monitoring shall permit reporting at a level of detail sufficient to verify compliance with the service levels and shall be subject to audit by AWS. Provider will provide AWS with information and access to such tools and procedures upon request for purposes of verification. Provider and AWS will meet at least monthly to review forecasts and other operational details for Services.

11.  Provider's Representations and Warranties.

Provider represents and warrants that:

     11.1 Compliance With Laws. Provider will: (i) comply with all federal, state, and local laws, ordinances, regulations and orders, including, but not limited to, all laws prohibiting harassment or discrimination of any kind in the workplace and laws relating to health, safety and the environment and, as applicable, laws applicable to Federal Contractors with respect to its performance under this Agreement, all FCC rules, regulations and tariffs, the Federal Trade Commission Telemarketing Sales Rule, 16 CFR 310, including without limitation, Provider's obligation to refrain from abusive telemarketing practices, to make all required disclosures as set forth in 16 CFR 310.4, and to maintain accurate and complete records of Provider's telemarketing activities relating to AWS and otherwise, as set forth in 16 CFR 310.5; (ii) file all required reports relating to such performance (including, without limitation, tax returns); (iii) pay all filing fees and federal, state and local taxes and government assessments applicable to Provider's business as the same become due; (iv) pay all amounts required under local, state and federal workers' compensation acts, disability benefit acts, unemployment insurance acts and other employee benefit acts when due; (v) maintain in effect during the Term of this Agreement any and all federal, state and local licenses and permits which may be required of Provider to conduct its business, and obtain all permits, including, but not limited to, fire and environmental necessary under this Agreement. Provider will provide AWS with such documents and other supporting materials as AWS may reasonably request to evidence
     Provider's continuing compliance with this Section. AWS will not be responsible for any of the payments, obligations, taxes or benefits set forth in this Section.

     11.2 Federal Contractor Compliance. Provider represents and warrants that no portion of the work required by this Agreement will be performed in a facility listed on the Environmental Protection Agency's ("EPA's") List of Violating Facilities on the date this Agreement was awarded unless and until the EPA eliminates the facility from that listing.

     Provider is aware that AWS is a federal contractor, and as such, AWS is required to comply with the following federal regulations: (1) Section 713(b)(1) of Title VII of the Civil Rights Act of 1973, 29 CFR 1608, as implemented by Federal Acquisition Regulation (FAR) 52.222-26, Equal Opportunity, which includes compliance with the provisions of Executive Order (E.O.) 11246, Affirmative Action Guidelines; (2) Section 402 of the Vietnam Era Veterans Readjustment Act, as implemented by FAR 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans; (3) the Americans with Disabilities Act, as implemented by FAR 52.222-36, Affirmative Action for Workers with Disabilities; (4) the Small Business Act, as amended, and as implemented in FAR 52.219-8. Utilization of Small Business Concerns, and FAR 52.219-9, Small Business Subcontracting Plan; and (5) the Service Contract Act of 1965, as amended, as implemented in FAR 52.222-41, Service Contract Act, and all the associated federal and state law. To the extent this Agreement is subject to such provisions, the provisions set forth are incorporated herein by reference and Provider will comply with these obligations and must identify itself as compliant and incorporate similar requirements as part of every contract, subcontract, agreement, and/or purchase order it executes under this Agreement.

     11.3 Union Activities. Provider is not a party to any existing union contract that purports to obligate AWS to the union, either as a successor or assignee of Provider, or in any other way.

     11.4 Deliverables. The Deliverables, including any Provider Proprietary Materials included therein, and the exercise by AWS of its rights hereunder with respect to such items, will not infringe upon, violate or misappropriate any Intellectual Property Right, contract or other proprietary right or interest of any third party.

     11.5 Other Agreements. Provider's execution, delivery and performance of this Agreement will not violate any employment, nondisclosure, confidentiality, consulting or other agreement to which Provider is a party or by which it may be bound.

     11.6 Performance Standards. Provider will adhere to the highest ethical and business standards and will perform the Services in a professional and workmanlike manner in accordance with applicable professional standards.

     11.7 Copy/Virus Protection. Provider warrants there will be no undisclosed copy protection or similar mechanisms within any Deliverables and any updates, upgrades, or new releases of such Deliverables, as delivered by Provider to AWS, that will either now or in the future, interfere with the use of the Deliverables. No Deliverables will, as delivered to AWS, contain any code or means designed to cause the Deliverables to damage or destroy data, code, the Deliverables, firmware, or hardware or any undisclosed means that cause the Deliverables to lock up or cease to operate. Provider has removed any and all viruses, Trojan horses, trap doors, back doors, caster eggs, worms, time bombs, cancelbots, software locks, drop dead devices or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information or which would render inaccessible or impair in any way the operation of any software or hardware or data which the software is designed to process or use, or any other hardware, software or data attached to, resident on, or accessible to the system on which the software is executed or stored.

     11.8 Non-solicitation. AWS discourages contractors from offering gifts, entertainment or other forms of remuneration to AWS' employees or suppliers. If Provider is approached or solicited in any manner by an AWS employee for a bribe, kick-back or other form of personal remuneration or gain, gift or entertainment in exchange for AWS business, Provider will contact AWS Business Security Department immediately at 1-800-989-5558. Provider agrees that failure to report such solicitation to AWS Business Security or Provider's participation in such solicitation constitutes a material breach of this Agreement, and without limitation to other remedies, subjects Provider to all rights and remedies available to AWS tinder law and equity including, but not limited to, immediate termination of this Agreement.

     11.9 Computer Equipment. Any laptop, computer or other electronic device provided by Provider for use in connection with the Services will he configured to current AWS standards and requirements. Each electronic device must have anti-virus software at least as protective as the version currently being used by AWS and must not have any personal firewalls, hacking or other destructive tools loaded. Provider will not use, seek or obtain any unauthorized access to the AWS network.

     11.10 Performance Warranty. Provider will perform the Services with all due care and skill and in a competent, workmanlike and professional manner that is (i) expected of a company experience in performing services of the scope, type and complexity of the Services, and (ii) consistent with the practices and standards found in the industry.

     Provider will faithfully, honestly and diligently perform its obligations under this Agreement, and, in providing Teleservices, will use its efforts to promote and enhance the use of Service provided by or through AWS.
     Provider will take no action inconsistent with the provisions of this Agreement and, pursuant to the terms of any Work Order and/or Statement of Work, in providing Teleservices, must support AWS' efforts in providing Service to AWS' customers. In providing Teleservices, Provider will provide timely, courteous and efficient service to AWS' customers and will be governed in all dealings with members of the public by the highest standards of honesty, integrity, ethical conduct and fair dealing. In providing Teleservices Provider will refrain from any business practice, promotion or advertising that may be injurious to the business of AWS. Neither Provider nor any affiliate of Provider will resell AWS' Service(s).

     11.12 Compliance with Policies and Procedures. AWS and Provider agrees to comply with all applicable policies and procedures which may be found in AWS' CCNet system, and/or as may provided by AWS' Vendor Management team ("Policies and Procedures") as may be modified by AWS in its sole discretion at any time. Provider will ensure that Provider's personnel comply with all Policies and Procedures. Provider's failure to comply with any Policies and Procedures may subject Provider to monetary or other penalties as detailed in the particular Policy or Procedure. AWS agrees to send written notice to Provider of any new Policies and Procedures issued by the AWS or of any changes to existing Policies and Procedures. If Provider has access to CCNet, AWS may provide written notice by posting new Policies or Procedures or changes to existing Policies and Procedures in CCNet. If Provider determines that a new Policy or Procedure or a change to an existing Policy or Procedure materially changes the terms and conditions of this Agreement or any Work Order(s), then AWS and Provider shall utilize the Change Management Process below.

     11.13 Data Safety and Security Standards. Provider will maintain and enforce at the Provider's service locations the information and data safety and security procedures relevant to the Services that are at least equal to the highest of the following: (i) procedures in effect at AWS' locations: and (ii) any other procedures agreed upon by the Parties. Provider will be responsible for any and all relevant physical security breaches at all Provider service locations. Provider will maintain safeguards to prevent both external and internal threats to AWS' information including environmental threats, intentional destruction, accidental destruction such as magnetic fields, file confusion, and employee access to information and servers.

          Provider will comply with all data security policies and procedures, including computer asset protection, authentication, passwords, logon ids, encryption, digital certificate management and similar requirements as set forth in the applicable Statement of Work. Provider will cooperate fully with AWS so that all software and systems developed, designed or supported under this Agreement comply with the policies, procedures and requirements as set forth in the Applicable Statement of Work. Provider will establish and maintain safeguards against the destruction, loss or alteration of data in Provider's possession (the "Data Safeguards") that shall be no less rigorous than the policies, procedures and requirements Provider applies to its own data.

          Provider will maintain appropriate safeguards, consistent with prevailing industry standards, against the destruction, inappropriate disclosure, wrongful access or use, loss or alteration of the AWS data and AWS Property in Provider's possession. In any event, Provider will maintain safeguards that are no less rigorous than those maintained by Provider for its own information and property of a similar nature and, in no event, less than a reasonable level of safeguards.

     11.14 Provider Authority. Provider represents and warrants it has the authority to enter into this Agreement. Provider remains primarily liable for all Services provided under this Agreement and remains primarily liable for all obligations under this Agreement regardless of whether Provider performs the Services under this Agreement or whether Provider subcontracts any of the Services, including, without limitation, to its affiliates. Provider will only use approved subcontractors, including, without limitation, its affiliates who have agreed in writing to be bound by the provisions of this Agreement. and who have been pre-authorized by AWS for use as a Subcontractor.

     11.15 Right to Transfer Ownership of Deliverables and Intellectual Property. Provider represents, covenants and warrants that each of Provider's employees has assigned or is obligated to assign all of their rights, if any, in any and all Deliverables and Intellectual Property Rights, to Provider, either by operation of law or by valid and enforceable written contract, and that Provider therefore has all rights and authority necessary to transfer ownership to AWS of such Deliverables and Intellectual Property Rights.

12   Change Management Process

AWS may at any time during the term of the Agreement or any Work Order or Statement of Work hereto require new Policies and Procedures or require additions, deletions or alterations to an existing Policy or Procedure or other Work (all hereinafter referred to as a "Change"). This will be accomplished through the Change Order process outlined below and Provider will use the Change Order Form attached as Exhibit __. Within ten (10) business days after a written request for a Change, Provider shall submit a response to AWS which shall detail the reasons Provider believes it cannot comply with the Change as presented and shall include any changes in Provider's costs or in the delivery or Work schedule necessitated by the Change. AWS shall, within ten (10) business days of receipt of the response either (i) agree with Provider's response, in which case the parties shall amend the Policy or Procedure or the Work Order / Statement of Work accordingly or excuse Provider, in writing, from complying with the particular Policy or Procedure at issue, or (it) disagree with Provider's response; in which case the parties shall utilize Informal Dispute Resolution as outlined in Section 18.2. No Change shall be considered or implemented, nor shall Provider be entitled to any compensation for work done pursuant to or in contemplation of a Change, until the parties have resolved the Change pursuant to steps (i) or (ii) above.

13   Suspected/Actual Fraud.

Provider's Director of Corporate Security is responsible for communicating with AWS' Business Security Department in the event external or internal fraudulent activity at a Provider's Call Center is suspected or detected by Provider. AWS' Business Security Department is responsible for communicating with Provider's Director of Corporate Security in the event external fraudulent activity or internal fraudulent activity at Providers call center is suspected or detected by AWS. "Internal Fraud" is defined as fraudulent activity that occurs with the active and knowing participation of a Provider employee. In the event Internal Fraud is suspected or detected, AWS and Provider agree to the following process:

     13.1 The Provider's Director of Corporate Security must contact AWS' Vendor Manager and appropriate security officer to inform them of the activity (whether suspected or actual). In addition, AWS' security officer will, within two (2) business days, notify Provider's Director of Corporate Security of any suspected external or internal fraudulent activity at Provider's Call Center and provide all documentation necessary for Provider's Director of Corporate Security to investigate each such suspected fraudulent activity ("Notification").

     13.2 Within two (2) weeks of the Notification, Provider must submit a written report to AWS documenting the progress of the investigation into the suspected or actual fraudulent activity.

     13.3 If the fraudulent activity is within Provider's organization, within four (4) weeks of the Notification, Provider must submit to AWS' security officer the resolution of the incident, or a correction plan for AWS' approval. Said correction plan will include any recommendations which should be taken by AWS to alleviate the fraudulent activity from occurring at Provider's Call Center. and may include a request for reports and/or systems access to enable Provider to detect and or prevent such fraudulent activity from occurring in the future.

     13.4 Provider has thirty (30) days following the AWS' security officer's written approval of the correction plan to execute the plan. If after thirty (30) clays, the specific, Internal Fraudulent activity at issue at Provider's Call Center which was the subject of the Notification continues to occur, and AWS has complied with all reasonable requests contained in the correction plan, then Provider will be subject to continuous performance default as described in the Order.

     13.5 Provider is liable for all proven damages suffered by AWS as a result of the specific incident at issue as a result of the fraudulent activity. Damages may include (but are not limited to) equipment costs, sales commissions, shipping charges, toll charges, and reimbursement for unauthorized credits, but shall not include AWS' investigation costs.

     13.6 During any investigation, the Provider's Director of Corporate Security or his designee must be available to meet with AWS' security representatives on at least a weekly basis until the matter has been resolved to AWS' satisfaction. Provider, through the Provider's Director of Corporate Security, must comply with AWS' requests for information regarding an ongoing investigation or provide a deliverable date within two business days.

14   Insurance.

     14.1 Requirements. Upon execution of this Agreement, Provider and its subcontractors will have the insurance coverages with the limits of liability set forth below and will maintain such insurance at their sole expense. Except as otherwise provided herein, all coverages must be primary and non-contributory, must be written on an occurrence basis and must be maintained without interruption from the Effective Date of this Agreement throughout the Term unless otherwise specified below. The insurance policies providing such coverage will specifically refer to, and provide insurance coverage for all of Provider's indemnity obligations under the Indemnity Section of this Agreement.

          14.1.1 Commercial General Liability Insurance including coverage for premises, operations, independent contractors, personal injury, broad form property damage, products & completed operations, liability assumed under contract, including tort liability of another assumed in a business contract, along with associated defense for at least one
          (1) year after termination of this Agreement with annual limits of at least *** per occurrence and in the aggregate. Such coverage will name AWS, its affiliates and subsidiaries, its directors, officers, employees, successors, assigns and, to the extent required the owner, landlord or licensor of the Work site, as Additional Insureds. The terms and conditions of the policy must be substantially similar to Insurance Services Office Form CG 0001.

          14.1.2 Worker's Compensation Insurance as prescribed by the law of the state in which the work is performed and Disability Benefits Liability in applicable states.

          14.1.3 Employer's Liability Insurance with annual limits of at least *** for each accident, for each employee by disease, and Policy limit by disease.

          14.1.4 Automobile Liability Insurance with annual coverage of at least *** combined single limit and in the aggregate for Bodily Injury and Property Damage per occurrence. Coverage must include Contractual Liability, Owned, Non-Owned Leased, Hired Car Liability and associated defense cost. AWS, its affiliates and subsidiaries, its directors, officers, employees, successors and assigns and, to the extent requested by AWS, the owner, landlord, or licensor of the Work site will be named as Additional Insureds. Appropriate endorsements must be attached if hazardous wastes are to be transported such as Insurance Services Offices MCS 90 and CA 9948 Endorsements.

          14.1.5 Errors and Omissions/Professional Liability Insurance claims made policy with annual limits of at least *** per claim and in the aggregate with endorsements for Contingent

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

          Bodily Injury and Property damage Liability to cover the Services under the Agreement. The policy must be maintained for a period of at least one (1) year after the completion of the Agreement and evidenced either by the renewal of the policy for one (1) year or by endorsement or addition of an Extended Reporting period.

     14.2 Certificates of Insurance. Provider must file certificates of insurance acceptable to AWS with AWS upon execution of the Agreement. All material coverage features of the policies must be included in the information provided by the certificates of insurance. The certificates of insurance and the insurance policies required hereunder must reflect AWS as an Additional Insured with respect to all Services performed on behalf of AWS. Failure by Provider to provide such certificate of insurance does not constitute a waiver by AWS of these insurance requirements.

     14.3 Notice of Cancellation/Rating of Insurer. The certificates and the insurance policies required by this Agreement must not expire for at least one (1) year from the date of issuance and must contain a provision that coverage afforded under the policies will not he canceled or allowed to expire unless AWS has received at least thirty (30) days prior written notice. If any of the foregoing insurance coverage is required to remain in force after final payment and is reasonably available, an additional certificate evidencing continuation of this coverage must he submitted with the final application for payment. The insuring company must be reputable, admitted to do business in the state where the Provider is performing the Services for AWS and have an A.M. Best rating of at least A minus VII.

     14.4 Deductible Payment. Provider is responsible for all deductible payments and self-insured retentions.

15   Ownership and Use of Proprietary Materials.

     15.1 Deliverables. Unless otherwise agreed in writing by the parties AWS will be the exclusive owner of all right, title, and interest in and to all Deliverables, including all Intellectual Property Rights, excluding Provider's Pre-Existing Materials, but including all enhancements, modifications, and updates thereto that are paid for by AWS. All works created in whole or in part by Provider under this Agreement will he deemed "work made for hire" of AWS for all purposes of copyright law, and the copyright will belong solely to AWS. To the extent that the Deliverable does not qualify as a work made for hire under applicable law, and to the extent that the Deliverable includes material subject to Intellectual Property Right protection, Provider hereby assigns to AWS all Intellectual Property Rights in and to the Deliverable, including, but not limited to, all rights in and to any inventions and designs embodied in the Deliverable or developed in the course of Provider's creation of the Deliverable. The foregoing assignment includes a license under any current or future patents owned or licensable by Provider to the extent necessary to combine the Deliverable or any derivative works thereof with any hardware and software of AWS. Provider, however, will be free to use its general knowledge, skills and experience within the scope of its business that are used or developed pursuant to this Agreement. Provider agrees that it will not provide the Deliverables to any third party without AWS' prior written consent.

     15.2 Pre-Existing Materials. Subject to the license granted below, each party will retain all Intellectual Property Rights in any Proprietary Materials it owned or had an interest in prior to the earlier of the (a) Effective Date of this Agreement or (b) the date on which Services commenced under this Agreement ("Pre-Existing Materials") Unless expressly stated herein, nothing in this Agreement will be deemed to imply a transfer of ownership of the other party's Pre-Existing Materials. Notwithstanding the terms set forth above in this provision, to the extent Pre-Existing Material of Provider is embodied in any Deliverable, Provider grants AWS a perpetual, non-exclusive, assignable, sub-licensable, royalty-free license to use, modify, and enhance such Pre-Existing Material.

     15.3 Further Acts. Provider will take such action (including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents or the giving of testimony) as may be requested by AWS to evidence, transfer, vest or confirm AWS' right, title and interest in the Deliverables.

     15.4 Limitation. Notwithstanding any other provision of this Agreement to the contrary, this Section will not obligate Provider to assign or offer to assign to AWS any of Provider's rights in an invention for which no equipment, supplies, facilities or trade secret information of AWS was used and which was developed entirely on Provider's own time, unless (a) the invention relates directly to the business of AWS or to AWS' actual or demonstrably anticipated research or development; or (b) the invention results from any work performed by Provider for AWS. This satisfies the written notice and other requirements of state law.

     15.5 Use.  In no way  limiting  Provider's  obligations  tinder  Section 16
     "Nondisclosure Agreement," and except as required for Provider's performance of the Services or as authorized in writing by AWS, Provider will not use, disclose, publish or distribute any AWS Proprietary Materials or remove any AWS Proprietary Materials from AWS'

     15.6 Intellectual Property Assignment. To the extent Provider's employees will be inventing or creating Intellectual Property for AWS and such rights are not assigned to Provider, Provider will ensure such employees execute the Assignment of Intellectual Property Rights attached hereto as Exhibit G.

16   Nondisclosure Agreement.

As a condition to AWS' obligations under this Agreement, Provider agrees to abide by all the terms and conditions of that certain Nondisclosure Agreement dated as of November 7, 2003, between AWS and Provider (the "Nondisclosure Agreement"), a copy of which is attached hereto and incorporated herein as Exhibit C.

Notwithstanding the terms and conditions of the Nondisclosure Agreement, AWS may share material, both orally and in written or electronic form, that contains information of Provider with AWS Partners, provided that AWS and such AWS Partners have a nondisclosure agreement in effect that provides Provider with protections which are substantially similar to those provided by the Nondisclosure Agreement.

17   Termination.

     17.1 Termination for Cause. Either AWS or Provider may terminate this Agreement upon the other party's material breach of this Agreement, provided that (a) the non-breaching party will first have sent written notice to the breaching party describing the breach in reasonable detail and demanding that it be cured; (b) the breaching party does not cure the breach within *** days following its receipt of such notice; and (c) following the expiration of the *** day cure period, the non-breaching party sends a second written notice to the breaching party indicating that the non-breaching party has terminated this Agreement.

          17.1.1 Material Breach. The following will be considered a material breach of this Agreement:

               a) the failure of either party to perform or observe any material term, condition, or covenant to be performed by it under this Agreement;
               b) the execution of any assignment for the benefit of creditors or the filing for relief by either party under any applicable bankruptcy, reorganization, moratorium or similar debtor relief laws:
               c) the appointment of a receiver for Provider or AWS, or for substantially all of their respective assets or properties; and
               (d)  an unauthorized assignment of this Agreement.

          17.1.2 Bankruptcy. If a proceeding is commenced under any provision of the United States Bankruptcy code, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which date the debtor party will assume or reject this Agreement and the debtor party will cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

     17.2 Termination for Convenience. AWS may terminate this Agreement at any time upon thirty (30) days written notice to Provider.

          17.2.1 Termination of Work Orders and/or Statement of Work. AWS may terminate any Work Order/Statement of Work at any time upon sixty (60) days notice to Provider. Termination of any Work Order/Statement of Work issued under the Agreement will not terminate the Agreement and the Agreement will continue in full force and effect after the termination of the Work Order/Statement of Work.

     17.3 Survival. All provisions of this Agreement that may reasonably be interpreted or construed as surviving termination of the Agreement will survive the termination of the Agreement.

     17.4 Post Termination Cooperation. In the event this Agreement is terminated prior to completion of the Services, Provider will cooperate in the orderly transition to AWS or another contractor designated by AWS to complete the Services.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

18   Dispute Resolution and Arbitration.

     18.1 General. All disputes arising out of or related to this Agreement will be resolved by binding arbitration in accordance with the procedures set forth in this Section, and each party irrevocably waives any right to trial by jury with respect to any such dispute.

     18.2 Informal Dispute Resolution. The parties shall make all reasonable efforts to resolve through good faith negotiations between their respective principals any disputes, controversies or other matters in question between the parties to this Agreement, arising out of, or relating to this Agreement, or the alleged breach thereof, including any claim in which either party is demanding monetary damages of any nature and under any legal or equitable theory, including, but not limited to, negligence, breach of contract, strict liability violation of any state, local or federal law, or intentional acts or omissions by either party. Specifically, if such a dispute, controversy or other matter arises between the parties, the AWS Vendor Manager and the Provider Account Manager will first attempt to reach an amicable resolution. If they are unable to resolve such dispute within ten (10) business days, AWS and Provider shall each promptly designate one representative with management authority (each a "Management Representative") to use their reasonable best efforts to resolve such dispute or to negotiate an appropriate modification or amendment. If either party fails to designate a Management Representative at its own initiative, it shall do so within three business days of a written request from the other party to do so. Except as otherwise provided in the termination provisions hereof or agreed to by the parties, neither party shall be permitted to exercise any other remedies for twenty (20) days following the date that both parties have designated a Management Representative. If the issue cannot be successfully resolved by negotiation, either party may submit the matter to mediation as set forth in Section 11.4 by serving a Notice pursuant to Section 13. Nothing in this section can be construed to preclude any party from seeking injunctive relief in order to protect its rights pending the escalation or mediation process. A request by a party to a court for such injunctive relief cannot be deemed a waiver of the obligation to mediate. Nothing herein shall be deemed to limit any right of a party to terminate this Agreement for any default or breach by the other party. At the conclusion of the Section 11.3 Escalation and Section 11.4 Non-Binding Mediation processes, either party shall have the right, in the event of a default, to any other remedies available in law or in equity, but not limited to the right to seek damages.

     18.3 Demand for Arbitration. If the parties have failed to informally resolve their disputes, either party may make a written demand for arbitration (the "Arbitration Demand Notice") in accordance with the Section "Notices." Except as otherwise set forth herein, any arbitration will be conducted in accordance with CPR Institute for Dispute Resolution's ("CPR") Rules for Non-Administered Arbitration of Business Disputes then prevailing. To the extent that the provisions of this Agreement and the prevailing rules of CPR conflict, the provisions of this Agreement will govern.

     18.4 Selection of Arbitrator. Within fifteen (15) days after the Arbitration Demand Notice, the parties will attempt to select a sole, neutral arbitrator satisfactory to all parties. In the event the parties are not able to jointly select an arbitrator within the fifteen (15) day time period, the arbitrator will be selected in accordance with CPR's Rules for Non-Administered Arbitration, as applicable.

     18.5 Arbitrator's Authority. The arbitrator will have full power and authority to determine issues of arbitrability and to interpret or construe the applicable provisions of this Agreement and to fashion appropriate remedies for breaches of this Agreement (including interim or permanent injunctive relief); provided that the arbitrator will not have any right or authority a) in excess of the authority of a court having jurisdiction over the parties and the dispute would have absent this arbitration provision;
     b) to award damages in excess of the types and limitation of damages found in this Agreement; or c) to modify the terms of this Agreement. The award of the arbitrator will be issued within thirty (30) days of the completion of the hearing, and will be in writing and state the reasoning on which the award was determined.

     18.6 Applicable Law. The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Federal Arbitration Act, 9 U.S.C. Section 1, et seq., will govern the interpretation, enforcement and proceedings under this Section and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

     18.7 Confidentiality. Except as required by law or in order to enforce any award, the parties will hold the existence, content and result of the arbitration or any mediation in confidence. The existence and contents of the entire Arbitration, including the award, will be deemed a compromise of a dispute under Rule 408 of the Federal Rules of Evidence.

19   Audits

     19.1 Gaap Records. During the term of this Agreement and for a period of at least two (2) years after completion of the Services provided, Provider agrees to keep all usual and proper records and hooks of account and all usual and proper entries relating to this Agreement in accordance with generally accepted accounting principles. AWS may conduct an audit of Provider's records applicable to Provider's business with AWS. Any such audit will be conducted by a designated AWS auditor or by an independent certified public accountant selected by AWS. The audit will be conducted during regular business hours and will be conducted in such a manner as not to unreasonably interfere with Provider's normal business activities. AWS and Provider will meet to discuss any errors or omissions disclosed by the audit, and prompt adjustment will be made to compensate for any errors or omissions disclosed by such audit.

     19.2 Costs. Any fees or costs incurred by an independent certified public accountant will be paid for by AWS. In the event billing overcharges are identified, and the overcharges represent more than five (5%) of the total invoice amount, Provider will also reimburse AWS for reasonable audit costs incurred and necessary to discover the overcharge within sixty (60) days of AWS' receipt of an invoice for such fee.

     19.3 Confidentiality. AWS recognizes and agrees that information learned during an audit is confidential and that such information may be used only in further disposition of the audit.

20   Notices.

All notices or demands given hereunder or required by law will be given in writing, will refer to this Agreement and will be effective i) upon the date of personal delivery if delivered by hand; ii) upon the date of receipt if delivered by facsimile transmission or by recognized overnight courier; or iii) three (3) days after deposit in the United States mail (registered or certified mail, postage prepaid. return receipt requested). Any party may change such address by giving the other party written notice of such change, referencing the change as a modification to this paragraph of this Agreement.

     AWS:             AT&T Wireless Services, Inc.
                      Ann: Supply Management
                      Fax: 425-580-9946

     Delivery Address 16661 N.E. 72nd Way
                      Redmond, W A 98052

     WITH A COPY      AT&T Wireless Services, Inc.
     TO:

                      Attn: Legal Department
                      7277 164th Avenue NE
                      Redmond, WA 98052

     PROVIDER:        Phase 2 Solutions Inc
                      Attn: Art Graf
                      8901 E. Raintree Dr. Suite 100
                      Scottsdale, AZ. 85260
                      Fax: 480-477-1279

21   Publicity and Use of Trademarks, Service Marks and Logos.

     21.1 Publicity. Neither party will issue a news release, public announcement, advertisement, or other form of publicity concerning the existence of this Agreement or the Services to he provided hereunder without obtaining the prior written approval of the other party, which may be withheld in the other party's sole discretion.

     21.2 Ownership. Provider will not use AWS' name or that of any AWS Company or AT&T Corporation or any trademark, service mark or logo of AWS, AWS Company or AT&T Corporation without AWS' express prior written permission specifically relating to such use. The logo, brand or other trademark or service mark ("Marks") of either party will remain the exclusive property of that party and the other party has and will have no right to such Marks. All use of the Marks of either party will be deemed to inure only to the benefit of the owner of such Mark. Neither party without the express written consent of the other party will have the right to use any of the other party's Marks. Any approved use of the Marks of the other party will be in accord with such party's policies regarding the use of such

     Marks. This provision grants Provider no rights whatsoever to AWS and AT&T Corporation's trademarks or trade names except as may be authorized under this Agreement.

22   Network Connection.

Provider will be responsible for maintaining security for connectivity between Provider and the AWS network. If the connectivity is achieved solely through the Internet, Provider will use SSL, or reasonable equivalent, for the duration of any session in which information is passed between Provider and AWS. The SSL implementation must be approved by AWS in advance. If the connectivity is achieved through Persistent Connection, then Provider must comply with all reasonable security requirements and procedures established by AWS and provided to Provider and must use an industry standard virus protection program on all networks that Provider maintains that may be accessed by the Persistent Connection. Provider will complete all connection forms provided by AWS prior to the establishment of a Persistent Connection.

The Persistent Connection will be maintained for as long as necessary (but in any case will terminate immediately upon termination or expiration of the Agreement). AWS reserves the right to suspend or terminate the Persistent Connection in its sole discretion without notice. In the event of termination or suspension of the Persistent Connection, Provider will not be responsible for performance of any obligations pursuant to this Agreement that cannot reasonably be performed without the Persistent Connection.

Notwithstanding anything in this Agreement to the contrary and without limitation as to nature or amount of damages, Provider will be liable for all loss, costs and damages caused to the AWS network or other facilities through the Persistent Connection.

23   Miscellaneous Provisions.

     23.1 Inspections. Provider will permit AWS' representatives to obtain reasonable access to the Provider's off -site facilities used to provide the Services, for purposes of performing inspections or "walk-throughs" in connection with activities relating to AWS' business. Provider shall not be required to provide AWS' representatives with access to proprietary information or technology of Provider, except on a confidential, "need to know" basis properly documented in advance of the inspection. Additionally, Provider will allow AWS to access Provider's systems for the purpose of monitoring Provider's activities pursuant to fulfilling the requirements of this Agreement.

     23.2 Disaster Recovery. Provider maintains, and will continue to maintain throughout the Term of this Agreement, a disaster recovery plan, a business continuity plan and off-site disaster recovery capabilities that permit Provider to recover from a disaster and continue providing Services and Products to customers, including AWS, within a commercially reasonable period. An executive summary of the current disaster recovery plan, which may change from time to time, is attached hereto as Exhibit _. Provider will test the operation and effectiveness of its disaster recovery plan at least annually. Provider maintains, and will continue to maintain throughout the Term of this Agreement, a backup power supply system to guard against electrical outages.

     23.3 Account Manager. Provider must designate a National Account Manager for each Order executed under this Agreement. The National Account Manager must be equipped with a cellular phone at Provider's expense.

          23.3.1 Responsibilities & Duties. The National Account Manager will be the liaison between AWS and Provider in order to:

               a)   manage Provider's performance under this Agreement;
               b) insure that TeleServices are performed in accordance with this Agreement and the applicable Work Order and/or Statement of Work;
               c) serve as the single point of contact throughout the term of the Order;
               d) meet with AWS Vendor Managers for formal business reviews quarterly or as requested by either AWS or Provider;
               e)   Complete  the  AWS  new  hire  training  curriculum  for the program;
               f)   Be  knowledgeable   regarding   billing  processes  for  the
                    account.

     While at AWS' facilities, the National Account Manager must wear designated identification at all times and comply with all AWS regulations;

     23.4 Attorneys' Fees/Cost/Remedies. If any dispute arises under this Agreement, the substantially prevailing party will be entitled to recover all its reasonable costs including, without limitation, expenses and attorneys' fees incurred through conclusion of the dispute. These provisions will not be construed to entitle any party other than Provider or AWS to recover their costs.

     The parties agree that damages may be inadequate to compensate for the unique losses to be suffered in the event of a breach hereof, and that the damaged party will be entitled, in addition to any other remedy it may have under this Agreement or at law, to seek and obtain injunctive and other equitable relief, including specific performance of the terms of this Agreement without the necessity of posting bond. All rights and remedies will be cumulative and not exclusive of any other rights or remedies.

     23.5 Assignment. Provider may not assign or delegate this Agreement, in whole or in part, without AWS' prior written consent. AWS may assign its rights or delegate its duties hereunder in whole or in part, in AWS' discretion, without Provider's prior written consent. All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     23.6 Provider Liability for Acts of Personnel. Provider's obligations under this Agreement will be binding upon anyone assigned by Provider to perform Services for AWS, and Provider will be responsible for informing those persons of such obligations and ensuring their compliance. A breach by such persons will be deemed a breach of this Agreement by Provider.

     23.7 Waivers. No delay or failure by any party hereto in exercising or enforcing any of its rights or remedies hereunder, and no course of dealing or performance with respect thereto, will constitute a waiver thereof. The express waiver by a party hereto of any right or remedy in a particular instance will not constitute a waiver thereof in any other instance.

     23.8 Timely Performance. If Provider has knowledge of anything that may prevent or threaten to prevent the timely performance of the Services under this Agreement, Provider will immediately notify AWS, and provide all relevant information concerning the delay or potential delay. Neither party will be liable for failure to perform any obligations under this Agreement to the extent such failure is caused by a Force Majeure event. In such event, AWS may cancel all or portion of the P.O. or Release impacted by the Force Majeure event.

     23.9 Amendments. This Agreement will not be modified, either by amendment, waiver or discharge of any provision of this Agreement, except i) by a written agreement which specifically identifies this Agreement and the provision intended to be amended; ii) is dated subsequent to the date of this Agreement; and iii) is signed on behalf of Provider and by AWS' duly authorized representative. Electronic signatures will not constitute a "written agreement or handwriting" under this Agreement. Each such amendment, waiver or discharge will be effective only in the specific instance and for the specific purpose for which given. In addition to the foregoing, any amendment to Section "Ownership and Use of Proprietary Materials" must be i) signed in handwriting by both parties; it) contained in a document separate from a purchase order, change order, statement of work or similar document; and iii) specifically reference Section "Ownership and Use of Proprietary Materials" of this Agreement and explicitly state its intent to amend that section.

     23.10 Choice of Law; Consent to Jurisdiction. This Agreement will be governed in all respects by, and construed and enforced in accordance with, the laws of the State of Washington, without regard to any rules governing conflict of laws. The parties agree that venue for any suit, action or proceeding with respect to this Agreement will lie exclusively in any court of competent jurisdiction located in King County, Washington. The parties agree that the venue for any arbitration with respect to this Agreement will lie exclusively in King County, Washington.

     23.11 Severability. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any jurisdiction, for any reason, then, to the full extent permitted by law (i) all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (ii) such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision hereof, and (iii) any court or arbitrator having jurisdiction therefore will have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.

     23.12 Export Control. Provider acknowledges that any products, software, and technical information (including, but not limited to, services and training) provided hereunder are subject to the export control laws and regulations of the United States. Provider acknowledges and agrees that it will not ship, transfer, export or re-export these items, directly or indirectly, to any countries that are subject to export restrictions under the United States Export Administration Act (currently including but necessarily limited to Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro), Iran, Iraq, Libya, North Korea, and Syria). Provider further agrees that it will not ship, transfer, export or re-export these items to any third party whom Provider knows or has reason to know will utilize them in the design, development or production of nuclear, chemical, or biological weapons or to any third party who has been prohibited from participating in U.S. export transactions by any federal agency in the U.S. government.

     23.13 Construction of Agreement. AWS and Provider cooperated in the preparation of this Agreement and it will not be construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer. Unless the context indicates otherwise, the term "or" will be deemed to include the term "and" and the singular or plural number will be deemed to include the other. Captions are intended solely for convenience of reference and will not be used in the interpretation of this Agreement.

     23.14 Entire Agreement. This Agreement, its Exhibits and the Nondisclosure Agreement between the parties constitute the entire agreement between AWS and Provider with respect to their subject matters, and all prior or contemporaneous oral or written communications, understandings or agreements between AWS and Provider with respect to such subject matters are hereby superseded in their entireties. In the event of any inconsistency between this Agreement and any P.O. Blanket Purchase Agreement, Releases, or other forms used under this Agreement by AWS, Provider, or Provider's agents or subcontractors, or any additional terms contained in such P.O.(s), Releases, or forms, the terms and conditions of this Agreement will prevail. Electronic signatures will not constitute a modification of this Agreement and will not constitute a "written agreement or handwriting" under this Agreement. This Agreement cannot be modified through any electronic means.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement dated as of the Effective Date.

AT&T Wireless Services, Inc.            Phase 2 Solutions, Inc


By: /s/ Rand Farr                       By: /s/ Larry Willett
    ---------------------------------       ------------------------------------
Printed Name: Rand Farr                 Printed Name: Larry Willett
              -----------------------                 --------------------------
Its:          Commodity Manager         Its:          President
     --------------------------------        -----------------------------------
Date:         01-07-04                  Date:         Jan 7, 2004
      -------------------------------         ----------------------------------

[AT&T Wireless Logo]

                                Statement of Work
                                     to the
                          AT&T Wireless Services, Inc.
                            Master Services Agreement
                             Dated: January 2, 2004

This Statement of Work ("SOW") between AT&T Wireless Services, Inc. ("AWS") and Phase 2 Solutions, Inc ("Phase 2 Solutions") is attached to and made part of the AWS and Phase 2 Solutions Master Services Agreement effective January 2, 2004 ("Agreement"). Unless otherwise defined herein, all capitalized terms in this SOW have meanings set forth in the Agreement.

Phase 2 Solutions agrees for the term of this SOW that it will provide the following Services and Deliverables to AWS' reasonable satisfaction, and in accordance with the terms of this SOW:

I. TERM, PERFORMANCE METRICS, AWS WORK ORDER, SERVICES DESCRIPTION, VOLUME FORECASTING, LOCATIONS, HOURS OF OPERATION, HOLIDAYS, USER IDS, AND CHARGES

     A.   Term
          ----

     The term of this SOW will commence on January 19, 2004 and will continue through January 19, 2007 unless sooner terminated in accordance with
     Section 17 of the Agreement.

     B.   Services Description
          --------------------

          1.   Performance Metrics

          The performance metrics as detailed in Appendix D hereto ("Performance Measurements") apply to all Services and Deliverables tendered under this SOW.

          2.   AWS Work Order

     AWS authorizes Phase 2 Solutions to perform Work in accordance with the terms and conditions of the Agreement for AWS as specified in a unique Work Order ("Campaign Delivery Package") that AWS may, from time-to-time, enter into under this SOW. Such Campaign Delivery Package shall be attached hereto as Appendix E, and shall describe the Work, Services and/or Deliverables to be performed, its/their requirements, and the assigned AWS Campaign Contact. AWS will send an electronic copy of the formal Campaign Delivery Package to Phase 2 Solutions five (5) business days prior to the start of a program or Campaign. If the information is not received by Phase 2 Solutions five (5) business days prior to incorporation into the required modules, or in order to

[AT&T Wireless Logo]

     complete required system modifications, or in order to meet staffing requirements, AWS and Phase 2 Solutions will mutually negotiate a start date for the program or Campaign based on Phase 2 Solution's receipt of the Campaign Delivery Package.

          3.   Inbound and Outbound Telephone Services

          Phase 2 Solutions will provide Inbound and Outbound consumer telephone service programs and Campaigns ("Telemarketing Services") relative to AWS Products and Services per the requirements of this SOW. Telemarketing Services activities include but are not limited to, the following:

               a)   Clarify program or Campaign offers as directed by AWS
               b)   Close program or Campaign offers per AWS instructions
               c)   Up-sell program or Campaign offers as directed by AWS
               d)   Work with existing Customers to preclude termination
               e)   Respond to coverage concerns in' a positive manner
               f)   Clarify Product and Service plans as required
               g) Resolve subscriber issues relative to price plans (rate plan changes)
               h)   Change rate plans as appropriate
               i)   Answer contract inquiries in a positive fashion
               j)   Accurately update account information
               k)   Resolve lost or stolen telephone issues in a positive manner
               l) Add, change, or delete features and promotions per AWS direction
               m)   Provide instructions for equipment and feature use
               n)   Migrate Customer accounts between billing applications
               o)   Up-sell equipment when appropriate
               p) Transfer telephone calls to the appropriate AWS company support group as required

          4.   Business Response Card Scanning

          Customers may use Business Response Cards ("BRC") as one way to accept AWS promotional offers. Phase 2 Solutions will process BRCs by scanning them as requested by AWS in support of ongoing inbound and outbound telemarketing efforts. When BRCs are used, Phase 2 Solutions will read the barcode depicting the Customer's wireless telephone number and specific offer; create the responder, MDE, and manual entry files. Phase 2 Solutions will also retain and index an image of the BRC for offer acceptance verification, as required. Phase 2 Solutions will retain one electronic copy of the BRC image and send one electronic copy to AWS for each program or campaign processed.


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential    Page 2 of 52

[AT&T Wireless Logo]

          5.   Manual Provisioning

          Phase 2 Solutions will perform manual data entry services as requested by AWS in support of ongoing inbound and outbound telemarketing efforts that includes, but is not limited to, the manual provisioning of contract extensions, promotions, upgrades, and other changes to Customer accounts. Additional AWS data entry only programs or Campaigns will occur as requested. AWS will provide the files, process flows, and manual data entry priorities to Phase 2 Solutions as part of the Campaign Delivery Package as described in Appendix E.

     C.   Volume Forecasting

     AWS shall plan programs and Campaigns on a week-by-week basis. The programs or Campaigns are dynamic, both in their planning and in their required execution. To accommodate the requirement of Phase 2 Solutions to provide staffing, AWS will provide on a weekly basis and within plus or minus ten percent (+/- 10%), the inbound and outbound telephone call, BRC, and manual provisioning volume forecasts and requirements for a four (4) week period (looking forward). Once AWS provides this forward forecast, AWS will use the Change Management Process to request changes to the intra-month forecast. Phase 2 Solutions will use this information in conjunction with historic arrival information to staff their operations in support of AWS' business requirements. Such staffing and operations shall at all times meet the performance measurements defined in Appendix D hereto.

     Phase 2 Solutions shall at all times manage the staffing at levels that are appropriate to meet AWS' business requirements. AWS shall temporarily relieve Phase 2 Solutions from meeting the performance measurements (as defined in Appendix D) which are tied specifically to staffing levels when actual business volumes exceed AWS' forecasts by ten percent (10%) or more. If this should occur, AWS and Phase 2 Solutions shall, within twelve (12) hours, mutually agree to a plan to accommodate the increased business volumes, and Phase 2 Solutions will once again be required to comply with all performance requirements as defined in Appendix D.

          1.   Staffing

          The provisioning of qualified staffing throughout the term of this SOW is the responsibility of Phase 2 Solutions who will work closely with AWS to supply staffing levels that meet AWS' business needs. All staffing levels must support the goals of AWS' specific programs, business needs, and Campaigns. AWS will communicate changes to volume forecasts to Phase 2 Solutions as soon as they become apparent, but Phase 2 Solutions shall not rely upon such forecasts to determine appropriate staffing levels. Such changes may include, but are not limited to, program


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          or Campaign response rate  expectations,  system failures that require additional manual data entries, or external conditions that drive the volume of inbound telephone calls to Phase 2 Solutions (for example, mail drops, message services, etc.).

          2.   AWS Responsibilities

          AWS will provide weekly volume forecast information to Phase 2 Solutions to be used solely as a guide for determining staffing levels.

          3.   Phase 2 Solutions Responsibilities

          Phase 2  Solutions  will have  ultimate  responsibility  for  staffing sufficiently  in  support  of  AWS'  business  requirements.  Phase  2
          Solutions will manage the staff, and will accommodate the actual business volumes according to the performance measurements defined in Appendix D.

     D.   Locations
          ---------

     Phase 2 Solutions will perform the Services described hereunder at the following location(s). Phase 2 Solutions will change the locations only with AWS' prior written approval.

          8801 Raintree Drive
          Scottsdale, AZ 85260

          8901 Raintree Drive
          Scottsdale, AZ 85260

          1826 S. Washington Street
          Grand Forks, ND 58201

          1330 20th Avenue SW
          Minot, ND 58701

          609 30th Avenue NW
          Minot, ND 58703

          6090 Zenith Court NE
          Rio Rancho, NM 87114

          1215 West Cherry Street
          Vermillion, SD 57069

     E.   Hours of  Operation -- Inbound,  Outbound,  BRC  Scanninq,  and Manual
          ----------------------------------------------------------------------
          Provisioning
          ------------


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     Phase 2 Solutions  will  maintain  the hours of  operation  for inbound and outbound telephone services as defined in the Campaign Delivery Package.

     Phase 2 Solutions will maintain a schedule  necessary to meet AWS' business
     requirements   for  BRC   processing  and  Manual   Provisioning   to  AWS'
     satisfaction.

          1.   Hours of Operation Adjustments

          AWS may change Phase 2 Solutions's Hours of Operation based on the needs of a specific program or Campaign. AWS and Phase 2 Solutions will use the Change Management process as documented in Appendix B to request changes to the Hours of Operation.

          2.   AWS Responsibilities

          AWS will  request  changes to the Hours of Operation no fewer than ten
          (10) business days prior to the effective date of change.

          3.   Phase 2 Solutions Responsibilities

          Phase 2 Solutions will staff to meet AWS' business requirements during the Hours of Operation. If Phase 2 Solutions becomes aware of a situation that suggests a change in the Hours of Operation (for example, higher volumes of early or late IVR telephone calls), Phase 2 Solutions will contact AWS and request a change in the Hours of Operation through the Change Management process.

     F.   Holidays
          --------

     Subject to local employment laws, AWS recognizes the following holidays:

          1.   New Year's Day
          2.   Memorial Day
          3.   Independence Day
          4.   Labor Day
          5.   Thanksgiving Day
          6.   Christmas Day

          1.   Changes to Holidays

          AWS may request a change to the Holidays referenced above, based on the needs of AWS, a specific program, or Campaign. AWS and Phase 2 Solutions will use the Change Management Process to request changes to the Holiday services.

          2.   AWS Responsibilities


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          AWS will  request  changes to  services  on holidays no fewer than ten
          (10) business days prior to the effective date of change.

          3.   Phase2 Solutions Responsibilities

          None

     G.   User IDs
          --------

     AWS will provide Training IDs to be used by Phase 2 Solutions employees while those employees are in classroom training. AWS will provide Production User IDs for all Phase 2 Solutions employees who qualify for, and require access to AWS' systems.

          1.   Production User ID Process

          Phase 2 Solutions and their employees will not reuse, share, or transfer to another representative or individual Production User IDs for any reason, unless authorized specifically by AWS in writing. AWS may request the dismissal from AWS programs and Campaigns any Phase 2 Solutions employee(s) determined to be sharing an AWS Production User ID, and Phase 2 Solutions will remove such employee immediately.

          2.   AWS Responsibilities

                    a) As appropriate, AWS shall provide Phase 2 Solutions with training User IDs that provide access to the required AWS training environment and systems.
                    b) As appropriate, AWS shall provide Phase 2 Solutions with the Production User IDs within ten (10) business days of Phase 2 Solutions's request for same for use by those Phase 2 Solutions employees who have successfully completed the training.
                    c) The continued and otherwise unauthorized use of AWS' Production User IDs becomes the responsibility of AWS two (2) business days following the written request by Phase 2 Solutions to delete specific user privileges.

          3.   Phase 2 Solutions Responsibilities

                    a) Phase 2 Solutions shall reset the passwords of the Training IDs upon completion of training for each Phase 2 Solutions user.
                    b) Phase 2 Solutions shall request Production User IDs from AWS by the second day of training.
                    c) Phase 2 Solutions shall provide to AWS, within twenty-four (24) hours of payroll separation or removal from the AWS programs or Campaigns, the Production User IDs of Phase 2 Solutions employees that leave Phase 2 Solutions, or that are no longer


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                         associated with an AWS program or Campaign.

     H.   Charges
          -------

     The service charges with respect to this SOW are set forth in Appendix A ("Charges") attached hereto. AWS is only obligated to reimburse or pay Phase 2 Solutions for the Charges incurred during the performance of Services in conformance to the performance criteria documented in any Campaign Delivery Package(s) under this SOW. All terms of the Agreement will apply for the Services rendered under this SOW. All Charges must include any associated taxes.

II.  SERVICE   SPECIFICATIONS,    REQUIREMENTS,    AND   PHASE   2   SOLUTIONS'S
     RESPONSIBILITIES

     A. Phase 2 Solutions will assign an Account Manager and a team of administrative personnel, supervisors, and TSRs for managing AWS' projects and activities required by this SOW.

               1. In accordance with the terms and conditions of the Agreement, Phase 2 Solutions's Account Manager will have responsibility for all aspects of AWS' account with Phase 2 Solutions. The Phase 2 Solutions Account Manager will act as the single point-of-contact for AWS and will provide, at a minimum the following services to AWS' satisfaction:

                         a)   *** with AWS *** Hours of Operation;
                         b)   *** coordination;
                         c) *** Phase 2 Solutions's *** and ** the *** or *** of *** from ***;
                         d) *** the *** and *** of *** before sending to AWS for ***;
                         e)   *** and *** and *** and *** to *** or ***;
                         f) *** a *** as scheduled by AWS *** to the *** of *** or ***;
                         g) ***, through ***, that Phase 2 Solutions *** as documented in Appendix F attached hereto;
                         h)   *** in AWS' *** as required by AWS, and
                         i) *** and *** the Phase 2 Solutions *** and *** with AWS.

               2. Phase 2 Solutions's Account Manager will monitor the daily activity and


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                    suggest a "conversion-per-hour" goal for AWS.

               3. The Phase 2 Solutions's Account Manager as well as representatives from Phase 2 Solutions's Management Information Services Department will participate in all scheduled planning sessions with AWS.

     B. Three (3) weeks prior to the start of any program or Campaign, Phase 2 Solutions's key technical representative will participate in a conference call(s) with AWS personnel regarding file transmission issues that include, but are not limited to, confirmation of file transmission compliance. In the event that AWS requires an earlier start date for a program or Campaign, AWS and Phase 2 Solutions will negotiate a start date for the program or Campaign.

     C. As applicable, AWS will provide a "Finder File" (Customer List) to Phase 2 Solutions forty-eight (48) hours before the start of a specific program or Campaign.

     D. Phase 2 Solutions will develop Scripts to support its performance of Telemarketing Services using program or Campaign specific documents and information electronically provided by AWS. The AWS Campaign Contact will approve Phase 2 Solutions's Scripts prior to Phase 2 Solutions use of the Scripts. Phase 2 Solutions will not make changes to the approved Scripts unless Phase 2 Solutions obtains AWS' prior written approval.

     E. Phase 2 Solutions is responsible for the recruiting, hiring, training, and the supervision of the required sales, administrative, and management personnel while performing under this SOW. Phase 2 Solutions will acquire only those resources that possess the appropriate skill sets for the work being performed as defined herein, or as defined in individual Campaign Delivery Packages. Phase 2 Solutions is responsible for all costs associated with recruiting and hiring personnel including the costs of background checks AWS requires for all employees having access to AWS' systems.

     F. Phase 2 Solutions will retain sufficient and qualified resources to support AWS' marketing activities, new product introductions, and promotions. Phase 2 Solutions understands that AWS' marketing activities may include interim periods without active programs or Campaigns.

     G. Phase 2 Solutions is responsible for insuring that programs or Campaigns are managed and monitored daily, and that Phase 2 Solutions meets AWS' performance measurements as documented in Appendix D attached hereto. This includes, but is not limited to, providing motivational programs and incentives to Phase 2 Solutions personnel, monitoring and analyzing individual TSR and overall program or Campaign results, and taking appropriate corrective actions. When requested by AWS, Phase 2 Solutions will provide individual TSR performance results.


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     H.   Phase 2 Solutions  will charge AWS for Hours  worked  according to the
          Campaign Delivery Package. As used herein, the term "Hours" means the actual hours worked that produce the throughput and quality of product required under this SOW. Said Hours shall be limited to the programs or Campaigns associated with this SOW and measured in tenth-of-an-hour increments. Hours include *** on *** or *** or *** in the *** of the ***, or in the ***. The Hours include *** minutes of *** for *** hours *** of *** and ***. Hours do not include *** or *** (that *** or ***).

     I. Phase 2 Solutions agrees to provide local supervisors with substantial telemarketing sales experience. Phase 2 Solutions will *** a *** to *** of *** to ***.

     J. When conducting a program or Campaign that requires specific skill sets (for example, a bilingual program or highly technical products or services), AWS will define such skill sets in the Campaign Delivery Package. Phase 2 Solutions is responsible for insuring that assigned personnel possess the skills required; are fluent in the applicable language, and possess the expertise or experience as is needed to meet program or Campaign objectives as required under this SOW. When conducting a bilingual program or Campaign targeted at the Hispanic market, Phase 2 Solutions's shall ensure that its TSRs are fluent in the Spanish language and speak the dialect of the targeted audience.

     K. Phase 2 Solutions will perform the Services to meet the following requirements of AWS:

               1. Phase 2 Solutions's TSRs will log into a specific application set each day ("log-in") that will limit their access to only the telemarketing and informational portion of the application. All management systems require each person to log-in with their name and their unique password and have access only to data based on their level of authorization.

                    The  ***  will  have  a  ***  that  includes,   but  is  not
                    necessarily limited to, the following:

                         a)   *** of ***;
                         b)   *** the *** of ***;
                         c)   *** in *** as appropriate;
                         d)   *** through *** and ***;
                         e)   *** and *** of *** containing ***;


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                         f)   *** and *** from the ***, and
                         g)   *** to ***.

                    Phase 2 Solutions will provide written certification of their computer system operation on a semi-annual basis, and will provide AWS with a copy of such certification as requested by AWS.

               2. Phase 2 Solutions will accept Finder Files in the format specified by AWS in Appendix C attached hereto.

               3.   Phase 2 Solutions will **** with *** to ***.

               4. Phase 2 Solutions agrees to accurately present to Customers the features and benefits of AWS' Products and Services as outlined in AWS' Scripts and on-line information. AWS will pre-approve Phase 2 Solutions's contact approach and strategy proposed to acquire, retain, or win-back Customers prior to Phase 2 Solutions use of the Scripts. Phase 2
                    Solutions will not make changes to the approved Scripts unless Phase 2 Solutions obtains AWS' prior written approval. While *** are *** to be *** when *** and *** and *** to *** a ***, the *** must *** as *** in the ***. Phase
                    2 Solutions's *** to an *** is a *** of the Agreement and any *** or *** or *** by Phase 2 Solutions to *** to the *** will ***, at its ***, to *** any ***, this SOW, and/or the Agreement without *** Phase 2 Solutions.

               5. Phase 2 Solutions will use Customer profile data to establish call order priorities and, as pertinent information becomes available, incorporate said pertinent information into Scripts on an individual Customer basis.

               6. Phase 2 Solutions agrees to contact only Customers in AWS' Finder Files. Phase 2 Solutions will not reproduce or sell to third parties all or any portion of AWS' Finder Files.

               7. If Phase 2 Solutions's *** to *** is *** because of ***, or ***, *** Phase 2 Solutions will *** the *** to Phase 2 Solutions's ***, and Phase 2 Solutions will *** the *** of *** within the *** or *** as *** by ***in the ***. The *** of *** shall be *** by the *** the *** or ***, and *** be
                    ***


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                    *** to *** and ***.

               8. Phase 2 Solutions will *** or *** by its ***. Phase 2 Solutions will *** of all *** or *** its ***, and will *** such *** to *** on a ***. Phase 2 Solutions will not *** and *** for *** and will not *** or *** in the ***.

               9. Phase 2 Solutions will limit the scope of its conversation and activity during all Customer contacts to the performance of the Telemarketing Services covered by this SOW. Under no circumstances will Phase 2 Solutions promote or advance merchandise, labors, or interests of any person, enterprise, or organization, other than those authorized by AWS in writing, during any Customer contact made pursuant to this SOW.

               10. Phase 2 Solutions will *** to *** and *** whose format is specified by AWS in Appendix C attached hereto. Phase 2 Solutions shall provide the files according to the following schedule:

------------------------------------------------------
Report to AT&T Wireless
    Campaign Contact                Frequency
------------------------------------------------------
*** for *** and ***          ***- by***PM Pacific Time
                                        on the *** day

*** for ***, and ***       ***- by *** PM Pacific Time
                                        on the *** day

*** for ***               As specified in the Campaign
                                      Delivery Package

*** for *** and ***       *** - by *** PM Pacific Time
                                        on the *** day

***                       As specified in the Campaign
                                      Delivery Package
------------------------------------------------------

                    Phase 2 Solutions will notify AWS if system or network problems prevent Phase 2 Solutions from performing the on-time delivery of the Files referenced above. Phase 2 Solutions and AWS will mutually negotiate a date and time for the delivery of any file(s) not provided as a result of system unavailability as described herein.

               11. Phase 2 Solutions and its contractors will keep confidential and private the content of AWS and AWS Customer communications and records. AWS' policy of confidentiality extends to the identity of the parties, the communication between the parties, and to the fact that the communication took place. Phase 2 Solutions' TSRs, supervisors, and account managers will keep confidential all information received and


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                    reviewed while handling communications with AWS and AWS'
                    Customers.

               12. Phase 2 Solutions will perform Inbound and Outbound Telemarketing Services as specified in the Agreement and SOW, unless modified by state or federal regulations, in which case Phase 2 Solutions agrees to comply with all state or federal regulations in contacting Customers.

               13.  Phase2 Solutions will review and comply with all current and
                    applicable   Telephone   Consumer   Protection    Act/Direct
                    Marketing Association ("TCPNDMA") compliance standards.

               14. Phase 2 Solutions warrants that it will not block the telephone number from a caller identification service when using that number for telemarketing purposes on AWS' behalf.

               15. Phase 2 Solutions is familiar with, understand the requirements of, and will comply with all AWS guidelines and all federal and individual state regulations governing telemarketing practices in all states wherein Phase 2 Solutions performs its Telemarketing Services for AWS. This includes, but is not limited to, the Telemarketing and Consumer Fraud and Abuse Prevention Act, 15 U.S.C. Sections 6101-6108, and the federal Trade Commission regulations issued thereunder at 16 C.F.R. Section 310.1. AWS will match all Finder Files against its internal Do-Not-Call list and remove all records that match that list. Phase 2 Solutions will indemnify and hold harmless AWS for any violations by Phase 2 Solutions of applicable AWS guidelines, federal regulations, or individual state regulations per Section 9 of the Agreement.

               16. Phase 2 Solutions will provide each AWS Campaign Contact with access to on-line performance reports as specified in Appendix D attached hereto.

               17. Phase 2 Solutions will provide formal reports as specified by AWS in the Campaign Delivery Packages and will provide the reports according to the following schedule:

Report to AT&T Wireless Campaign Contact          Frequency
-------------------------------------------------------------------
Performance Measurements - Includes        ***, at *** Pacific Time
***, and ***
-------------------------------------------------------------------

               18. Within five (5) business days following the close of any program or Campaign, the Phase 2 Solutions Account Manger will participate with the authorized AWS representative(s) in a Campaign Wrap-up Meeting. The agenda of this meeting includes, but is not limited to:


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                         a)   Phase 2 Solutions will provide a detailed  summary
                              of all Performance Measurements for the program or Campaign;
                                   (1)  Day-of-week distribution
                                   (2)  Time-of-day distribution
                         b) Phase 2 Solutions will provide a detailed summary of all costs associated with the program or Campaign, and
                         c)   Phase 2 Solutions will provide a detailed  summary
                              of  Lessons   Learned  from  program  or  Campaign
                              execution
                                   (1)  Effectiveness of the following:
                                             (a)  Script
                                             (b)  AWS provided materials
                                   (2)  Quality Monitoring
                                   (3)  Training

     L.   Systems
          -------

               1.   Compatibility

                         a) Phase 2 Solutions shall implement the necessary technology infrastructure (at its own expense), to support the completion of the Services and/or creation of the Deliverables defined in this SOW. Such infrastructure will at all times be, and maintain compatibility with AWS' systems.
                         b) Phase 2 Solutions will use *** and *** to *** *** to another ***. This includes *** on a *** the *** the ***, and then *** the telephone call.

               2.   AWS Responsibilities

                         a) AWS shall provide Phase 2 Solutions with access to the necessary transactional systems. AWS will specify the point-of-integration within AWS' data center.
                         b) AWS shall provide the toll-free telephone numbers required for each program, Campaign, or AWS point of contact.
                         c) AWS shall provide "top-of-queue" queuing for *** telephone calls to other AWS call centers.

               3.   Phase 2 Solutions Responsibilities

                         a) In accordance with the Agreement and this SOW, Phase 2 Solutions will provision and maintain data network connectivity between the Phase 2 Solutions' locations and the AWS network.
                         b) Phase 2 Solutions shall provide the Local Exchange Carrier ("LEC") trunk lines into Phase 2 Solutions' locations.


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III. TRAINING

AWS may, from time to time, request that Phase 2 Solutions' Training Manager, or other training resource, attend specific training at an AWS location. The product of such training will be included in subsequent materials provided to Phase 2 Solutions' trainees.

     A.   Initial Training
          ----------------

     Phase 2 Solutions agrees to train Phase 2 Solutions's current personnel on AWS specific systems and applications, and provide the initial training of new Phase 2 Solutions personnel for each AWS program or Campaign.

          1.   AWS Responsibilities

                    a) AWS shall provide a Training Contact to act as the single point-of-contact for Phase 2 Solutions's Training Manager.
                    b) The AWS Training Contact will work with the Phase 2 Solutions Training Manager to create the written test, certification test, and program or Campaign-specific requirements.
                    c) In support of the initial implementation, AWS will provide an electronic copy of training materials to Phase 2 Solutions a minimum of fifteen (15) business days prior to the beginning of training for incorporation into the Phase 2 Solutions's training modules and on-line knowledge management system.

          2.   Phase 2 Solutions Responsibilities

                    a) Phase 2 Solutions shall train its personnel at Phase 2 Solutions's facilities.
                    b) Phase 2 Solutions shall provide hardcopy materials as required for individual classes.
                    c) The training classes will include, but are not limited to, the following AWS approved materials:
                              (1)  *** specific to AWS
                              (2)  *** on the *** or ***
                              (3)  *** training
                              (4)  *** training
                              (5)  ***
                              (6)  *** test
                              (7)  *** by Phase 2 Solutions's *** (*** test)
                              (8)  *** of test
                              (9)  *** and *** session


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
[AT&T Wireless Logo]

                    d) Prior to allowing Phase 2 Solutions *** to *** the ***, Phase 2 Solutions will *** their *** to *** the *** and *** of *** and *** as outlined in the *** by Phase 2 Solutions and *** by AWS.
                    e) After at least *** business day of ***, Phase 2 Solutions will *** each *** to *** test and *** test with *** as defined in the Campaign Delivery Package.
                    f) Phase 2 Solutions's TSRs will also take and pass, with a minimum score as defined in the Campaign Delivery Package, an oral Certification test of their presentation skills and comprehension of AWS' Product and Service benefits and features.
                    g) Once ***, Phase 2 Solutions *** the *** on the *** before *** any *** or *** for ***. This *** will include *** and the *** to *** while still *** a *** with the ***.
                    h) Provide *** for any *** on *** who is *** to ***. Phase 2 Solutions will not *** for such ***.

     B.   New Program or Campaign Training
          --------------------------------

     For training required by changes to programs or new Campaigns, AWS will make every effort to have the required information documented and communicated to Phase 2 Solutions five (5) business days prior to the program or Campaign start date.

          1.   AWS Responsibilities

          The AWS Training Contact will provide relevant and specific training materials in electronic form.

          2.   Phase 2 Solutions Responsibilities

          Same as under Section III.A.2

IV. SALES ORDERS, VALIDATION, DIGITAL RECORDING, STORAGE, RETRIEVAL, AND ACCEPTANCE

     A. Phase 2 Solutions will *** every *** and *** the *** for a *** year period from the *** of the *** or ***. If a *** for the ***, a Phase 2 Solutions *** must *** the *** and *** or the *** must *** to the *** and


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[AT&T Wireless Logo]

          *** the *** and *** a *** to *** the ***. In all *** must *** their *** on the ***. AWS may *** and *** as *** as ***. Phase 2 Solutions will *** and *** the *** using any of the following ***, or *** of ***. Phase 2 Solutions will *** to *** within *** hours of *** for
          ***.

     B. Phase 2 Solutions will ***% of the *** prior to the *** day following the *** to *** that a ***. Should a *** exceed ***%; Phase 2 Solutions will ***, at its ***, an ***% of that *** sales until the *** below ***%. Should AWS want more than ***% ***; Phase 2 Solutions will *** the *** as defined in Appendix A "Charges" attached hereto.

     C. Phase 2 Solutions will randomly audit sales orders for completeness and accuracy prior to transmission to AWS. Phase 2 Solutions will call back for verification prior to shipment those Customers whos sales orders are incorrect or are deemed questionable as to the Customer's understanding.

     D. Phase 2 Solutions will provide, on a daily basis, written feedback to supervisors describing any discrepancies on the part of the TSR during recording. Supervisors will discuss such discrepancies with the TSR within twenty-four (24) hours from occurrence, and both the supervisor and TSR will sign off on the discrepancy sheet to verify that the discussion took place. Phase 2 Solutions will take remedial action with any TSR who shows discrepancies within twenty-four (24) hours of the discussion, and such remedial action will result in immediate correction of the discrepancies identified.

     E. Phase 2 Solutions shall use the AWS on-line data entry functions to process Customer purchases of Products and/or Services.

V.   QUALITY ASSURANCE, CUSTOMER COMPLAINTS, AND MONITORING

     A.   Quality Assurance
          -----------------

               1. During the term of the Agreement and this SOW, Phase 2 Solutions will assure quality in the Telemarketing Services provided, as mutually agreed to by AWS and Phase 2 Solutions in the performance of Phase 2 Solutions's obligations under this SOW.

               2. Phase 2 Solutions will conduct weekly meetings with focus groups, including TSRs, supervisors, Phase 2 Solutions's Quality Assurance Department, Phase 2 Solutions's Training Department, and the Account


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
[AT&T Wireless Logo]

                    Manager to obtain detailed feedback and recommendations on the current AWS Telemarketing program or Campaign. Such suggestions may include, but are not limited to: *** and ***, and *** of the ***. The Phase 2 Solutions *** and any *** into a *** and *** to the ***.

     B.   Customer Complaints
          -------------------

               1. Phase 2 Solutions will resolve Customer complaints according to AWS policies and report the resolution to AWS' Quality Assurance Contact within*** hours from the date of the complaint.

               2. Upon AWS' request, Phase 2 Solutions will provide a *** to obtain *** on *** such as *** or ***. Appendix A attached hereto details the charges for this service.

     C.   Monitoring
          ----------

               1. Phase 2 Solutions will use its Quality Assurance Department to insure TSR quality standards. Phase 2 Solutions will use personnel acting as "Telephone Monitors," who have the responsibility of ascertaining that all TSRs accurately represent program or Campaign presentations. Additionally, the Telephone Monitors will ensure that all TSRs represent all AWS Product and Service information with accuracy, professionalism, courtesy, and concern, and that each TSR establishes a level of interest, comfort, and trust with each Customer contact. Phase 2 Solutions will monitor the production and quality of *** a minimum of *** telephone calls *** week for *** performing in excess of ***% of their *** or *** times per *** for *** with a quality score below ***%. The Telephone Monitor will complete the *** documented in Appendix F ("Quality Monitoring Form") attached hereto that *** the *** on the ***. Phase 2 Solutions will *** of the *** in the *** and give a *** of the *** to the ***. In the event the TSR fails the monitoring session with a score of less than *** percent (***%), the Telephone Monitor will talk to the TSR and explain *** they *** and *** they *** to *** to ***. The TSR will be *** to *** the ***.

               2. Phase 2 Solutions will provide a *** to enable *** to call, from any location, and *** in *** to the *** on *** or


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[AT&T Wireless Logo]

                    Campaigns. Phase 2 Solutions will not inform agents or team leads *** of ***.

               3. Phase 2 Solutions will provide *** with *** and *** at least *** week prior to the *** date of each *** or ***.

               4. Phase 2 Solutions will designate a Telephone Monitor to be present and who will be prepared to conduct all scheduled monitoring sessions. All monitoring sessions will begin promptly at the scheduled times.

VI.  REFERRALS TO AWS

Phase 2 Solutions may receive Customer requests for repairs or for merchandise and labors that AWS has not authorized Phase 2 Solutions to sell or support.

     A.   AWS Responsibilities
          --------------------

     AWS will furnish Phase 2 Solutions with detailed and specific written instructions concerning how TSRs must manage these requests.

     B.   Phase 2 Solutions Responsibilities
          ----------------------------------

     Phase 2 Solutions will refer all such requests to AWS and will provide AWS with the following information on the day in which such requests arise:

          1.   Customer's name
          2.   Customer's address
          3.   Customer's wireless telephone number
          4.   A specific description of the matter

          Strict adherence to AWS' instructions regarding referrals is a material term of the Agreement and this SOW.

VII. PREMISE VISITS

In accordance with the Agreement, AWS may visit any Phase 2 Solutions telemarketing location. AWS will select the visit dates and Phase 2 Solutions locations at random, and AWS is not required to notify Phase 2 Solutions in advance of such premise visits. In addition to activities permitted in this SOW, Phase 2 Solutions allows AWS to observe the performance of any TSRs providing Telemarketing Services covered by this SOW and to interview the TSRs representing AWS' products and services.

VIII. *** OF ***


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[AT&T Wireless Logo]

AWS has the right to request that Phase 2 Solutions *** any *** from *** in an *** or *** for ***. AWS' *** may *** this *** by *** Phase 2 Solutions's *** in *** to *** a *** from its *** or ***. Thereafter, Phase 2 Solutions will *** such *** within *** hours of *** of ***.

IX. TELEMARKETING "DO NOT CALL FILE"

According to the Telephone Consumer Protection Act, Phase 2 Solutions will enter the information of Customers who do not want to be contacted by telephone for the purpose of selling AWS' Products and Services into a "Do Not Call File" or "Do Not Call or Write File." Phase 2 Solutions will enter this information into AWS' database at the time of Customer contact, and will not attempt to contact such Customers thereafter.

X. RECORDKEEPING

Phase 2 Solutions will keep for a period of twenty-four (24) months from the date the record is produced, the following records relating to its activities:

     A. The name, any fictitious name used, the last known home address and telephone number, and the job title(s) for all current and former employees directly involved in providing the Services.

     B. All verifiable authorizations required by the federal Trade Commission rules regarding telemarketing activities.

XI. MULTIPLE VENDORS

AWS may elect to have more than one supplier provide the Services. In the event that AWS awards Services to multiple supplier organizations, Phase 2 Solutions will work cooperatively so that there is consistency in providing Services to AWS.

XII. BILLING DETAIL

The Agreement defines the process in which Phase 2 Solutions will provide an Invoice to AWS. In addition, Phase 2 Solutions will provide program or Campaign-level electronic billing detail to the AWS Invoice Contact and Campaign Contacts according to the following schedule:

      Report                             When                                         What
---------------------------------------------------------------------------------------------------------
*** Billing Detail   *** of the*** at *** Pacific Time              ***, and *** for the
---------------------------------------------------------------------------------------------------------
*** Invoice --       The *** of *** the *** at ***                  *** or ***
---------------------------------------------------------------------------------------------------------


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

[AT&T Wireless Logo]

Number 1             Pacific Time
---------------------------------------------------------------------------------------------------------
*** Billing Detail   The *** of *** the *** at *** Pacific Time     *** and *** or *** since the ***
- Number 1
---------------------------------------------------------------------------------------------------------
*** Invoice -        *** of the *** at *** Pacific Time             *** with *** or ***
Number 2
---------------------------------------------------------------------------------------------------------
*** Billing Detail   *** of the *** at *** Pacific Time             *** and *** by *** since the ***
- Number 2
---------------------------------------------------------------------------------------------------------
*** Billing Detail   *** of the *** at *** Pacific Time             *** and *** by *** or *** for the ***
- Summary
---------------------------------------------------------------------------------------------------------
*** Billing Detail   *** after the *** of a *** or *** at the ***   ***and *** by *** or *** for the ***
                     *** Section II.L.18
---------------------------------------------------------------------------------------------------------

XIII. AT&T WIRELESS and PHASE 2 SOLUTIONS CONTACTS

The AWS and Phase 2 Solutions Contacts are documented in Appendix G ("Contacts") attached hereto.

XIV. REMEDIES for NON-PERFORMANCE

The following remedies for non-performance apply on a per Campaign or program basis and AWS and Phase 2 Solutions will measure the Service Level on a bi-weekly basis.

Service Level Matrix   Goal        Penalty            Penalty            Penalty
                               1st Consecutive    2nd Consecutive    3rd Consecutive
                              Reporting Period   Reporting Period   Reporting Period
------------------------------------------------------------------------------------
Blocked Calls           ***%
----------------------------
Actual                 >***%        ***%               ***%               ***%
                       >***%        ***%               ***%               ***%
                       >***%        ***%               ***%               ***%
----------------------------
Abandoned Calls         ***%
----------------------------

Actual                 >***%        ***%               ***%               ***%
                       >***%        ***%               ***%               ***%
                       >***%        ***%               ***%               ***%


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

[AT&T Wireless Logo]

----------------------------
***
Report                  ***%
----------------------------
(*** go into *** after ***. ***is due *** Pacific Time the ***)
Actual                 <***%        ***%               ***%               ***%
                       <***%        ***%               ***%               ***%
                       <***%        ***%               ***%               ***%

----------------------------
***
Score                   ***%
----------------------------
(*** will *** according to the *** of the *** herein)
Actual                 <***%        ***%               ***%               ***%
                        ***%        ***%               ***%               ***%
                        ***%        ***%               ***%               ***%

----------------------------
***                     ***%
----------------------------

Actual                  ***%        ***%               ***%               ***%
                        ***%        ***%               ***%               ***%
                        ***%        ***%               ***%               ***%

--------------------------------------------------------------------------------
Total *** of ***                    ***%               ***%               ***%
--------------------------------------------------------------------------------

XV. ADDITIONAL TERMS AND CONDITIONS

     A. Appendix B (attached hereto as "Change Management") documents the Change Management Form used to request changes to the scope of service required under this SOW. Each party must sign the Change Management Form in writing prior to it becoming a valid contract document that amends this SOW. This SOW and the Agreement complement each other;
          however, in the event of an irreconcilable conflict in the terms between the documents, the provisions of this SOW will have precedence over the terms of the Agreement.

     B.   The  authorized   representatives  sign  below  for  their  respective
          organizations.


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[AT&T Wireless Logo]

The Agreement, this SOW and the Appendix(es) incorporated herein constitute the entire agreement between the parties concerning the subject matter hereof, and may not be amended except in a writing signed by both parties.

AWS as agent for AT&T Wireless          Phase 2 Solutions, Inc.
Services, Inc.


-------------------------------------   ----------------------------------------
Authorized Signature                    Authorized Signature

-------------------------------------   ----------------------------------------
Printed Name                            Printed Name

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 22 of 52

[AT&T Wireless Logo]

Appendix A: CHarges

Click on the imbedded Excel spread sheet to expand the Phase 2 Solutions pricing for AT&T Wireless:

                                  AT&T Wireless
                                 Start Up & Fees
                                     Pricing

---------------------------------------------------------------------------------------------------
Pricing seen in the following Work sheets for Voice, IVR, Data Entry include:   Cost $
---------------------------------------------------------------------------------------------------
   PROJECT MANAGEMENT                                                              $      _
   LEAD MANAGEMENT                                                                 $      _
   MATERIALS                                                                       $      _
   REP. IMPROVEMENT TRAINING                                                       $      _
   ONLINE REPORTING                                                                $      _
   TELECOM. (ONGOING & SET UP)                                                     $      _

---------------------------------------------------------------------------------------------------
ADDITIONAL FOES FOR VOICE, IVR, DATA ENTRY INCLUDE:                             COST $
---------------------------------------------------------------------------------------------------
   *** TRAINING                                                                    $     ***   PER ***
   ATTRITION TRAINING                                                              $     ***   NOT TO EXCEED ***%
   BRC / OCR SET UP                                                                $     ***   PER ***
   BRC POSTAGE                                                                     $     ***   EQUAL TO ***
   TECHNICAL FACILITATION                                                          $     ***   PER ***
   TRAVEL EXPENSE (IF REQUIRED BY AT&T WIRELESS I.E. TRAINING, TECH.
      FACIL. TRAVEL)                                                               $     ***   ***
   HOURLY FEE (FOR NON-SALES CAMPAIGNS)                                            $     ***   PER ***
   HOURLY FEE (TO HOLD REPS BETWEEN CAMPAIGNS)                                     $     ***   PER ***

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

                                   Appendix B

                         Campaign Change Management Form

[AT&T Wireless Logo]

Campaign Name:
Campaign Manager:
Reason for Request:

-----------------------
Proposed Change   (Y/N)
-----------------------
-----------------------
Cost
-----------------------
Schedule
-----------------------
Scope
-----------------------

Description of Proposed Change: (A description of the change being proposed and the rationale for the change).

Associated Campaign Delivery Package / Change Requests: (The Campaign Delivery Package and Change Requests contained within this project).

Schedule:

---------------------------------------
             Approved Dates   New Dates
---------------------------------------
---------------------------------------
Start Date
---------------------------------------
End Date
---------------------------------------

Project Labor:

(Estimate of effort, in person days, required by each organization to implement the change)

Change Costs:

-------------------------------------------------------------
                                          Approved      New
                                           Budget    Estimate
-------------------------------------------------------------
-------------------------------------------------------------
Total Labor Costs (from above)             $          $
-------------------------------------------------------------
Non-Labor Costs:                           $
-------------------------------------------------------------
Hardware                                   $          $
-------------------------------------------------------------
Software                                   $          $
-------------------------------------------------------------
Professional Services / Vendor Payments    $          $
-------------------------------------------------------------
Change Cost Total                          $          $
-------------------------------------------------------------


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

[AT&T Wireless Logo]

[Intentionally left blank]


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

[AT&T Wireless Logo]

Accepted:                               Phase 2 Solutions, Inc

AT&T Wireless Services Inc


By:                                     By: /s/ Larry Willett
    ---------------------------------       ------------------------------------
Time:                                   Time: President
      -------------------------------         ----------------------------------
Date:                                   Date: 4/14/2004
      -------------------------------         ----------------------------------


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

[AT&T Wireless Logo]

Appendix C: Formats

Finder File - CMT Lead File Format, Version 3 5/19/03

--------------------------------------------------------------------------------------------------------
   Wisdem Name               Description               Example        Sql Data Type      Required Data
--------------------------------------------------------------------------------------------------------
SID                 Customer sid                   823               Decimal (16,0)   Required
--------------------------------------------------------------------------------------------------------
Svc                 Wireless Phone Number          8015501111        Decimal (16,0)   Required
--------------------------------------------------------------------------------------------------------
Svc_key             Service's unique ID for        756801            Decimal (16,0)   Required
                    WISDEM
--------------------------------------------------------------------------------------------------------
Acct                Wireless Account Number        7100901457        Decimal (10,0)   Required
--------------------------------------------------------------------------------------------------------
Name                Full Name of individual        Joe Customer      Varchar (30)     Required
                    customer or user
--------------------------------------------------------------------------------------------------------
Attn_line_1         Attention Line 1               C/O AT&T          Varchar (30)     Optional
--------------------------------------------------------------------------------------------------------
Attn_line_2         Attention Line 2               Ste 200           Varchar (30)     Optional
--------------------------------------------------------------------------------------------------------
Street              Street Address                 222 Riverboat     Varchar (30)     Required
--------------------------------------------------------------------------------------------------------
City                City                           Plain City        Varchar (30)     Required
--------------------------------------------------------------------------------------------------------
State               State Code                     UT                Varchar (2)      Required
--------------------------------------------------------------------------------------------------------
Zip                 Zip                            84020             Varchar (9)      Required
--------------------------------------------------------------------------------------------------------
SS_last_4           Last 4 numbers of SS           1234              Varchar (4)      Required
--------------------------------------------------------------------------------------------------------
Home_phone          Home telephone #               8012665875        Varchar (10)     Required
--------------------------------------------------------------------------------------------------------
Work_phone          Work telephone #               8013135555        Varchar (10      Required
--------------------------------------------------------------------------------------------------------
Mkt_desc            Market description             Salt Lake City    Varchar (40)     Required
--------------------------------------------------------------------------------------------------------
District_desc       District Description           DIST Utah         Varchar (40)     Required
--------------------------------------------------------------------------------------------------------
3M_avg_rev          Average 3 month revenue        124.99            Decimal(10,2)    Required
--------------------------------------------------------------------------------------------------------
3M_avg_mou          Average 3 month minutes of     1240              Int              Required
                    use
--------------------------------------------------------------------------------------------------------
Current_RP          Current Rate Plan name         DOE $99.99 F175   Varchar (30)     Required
--------------------------------------------------------------------------------------------------------
RP_access           Current monthly access fee     99.99             Decimal (10,2)   Required
--------------------------------------------------------------------------------------------------------
RP_included_mins    Current rate plan included     1000              Int              Required
                    minutes
--------------------------------------------------------------------------------------------------------
Contract_end_date   Depicts the date on which      12/01/03          Date             Required
                    current contract ends
--------------------------------------------------------------------------------------------------------
RP_REC_1            Recommended rate plan name 1                     Varchar (30)     Optional
--------------------------------------------------------------------------------------------------------
RP_REC_2            Recommended rate plan name 2                     Varchar (30)     Optional
--------------------------------------------------------------------------------------------------------
Promo_offer_1       Actual Offer Given to          $50 Service       Varchar (100)    Required
                    Customer - See Cell            Credit
--------------------------------------------------------------------------------------------------------


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

[AT&T Wireless Logo]

--------------------------------------------------------------------------------------------------------
                    Matrix
--------------------------------------------------------------------------------------------------------
Promo_offer_2       Recommended promo or feature                      Varchar (100)        Optional
                    name
--------------------------------------------------------------------------------------------------------
Cell                Test Cell                             A            Varchar (5)    Required - If NULL
                                                                                       must be populated
                                                                                         with a ZERO.
--------------------------------------------------------------------------------------------------------
Subcell             Test SubCell - Sub offer              1            Varchar (5)    Required - If NULL
                    rolling up under main Test                                         must be populated
                    Cell                                                                 with a ZERO.
--------------------------------------------------------------------------------------------------------
Extract_date        Date campaign data was            03/10/03            date             Required
                    extracted from WISDEM
--------------------------------------------------------------------------------------------------------
LTV Score           LTV Score -                         1500               Int        Required - If NULL
                    Amt_Monthly_Margin                                                 or not available
                                                                                       must be populated
                                                                                         with a ZERO.
--------------------------------------------------------------------------------------------------------
LTV Value           LTV Score Value -                    VH           Varchar (10)    Required - if NULL
                    Amt_Potential_Margin                                               or not available
                                                                                       must be populated
                                                                                           with "NA"
--------------------------------------------------------------------------------------------------------
Data Rate Plan      Current Data Rate Plan name     AT&T Wireless     Varchar (40)         Optional
                                                   Mobile Internet
--------------------------------------------------------------------------------------------------------
3M_avg_data         3-month average data usage          39.99        Decimal (10,2)        Optional
--------------------------------------------------------------------------------------------------------
Data Offer 1        Recommended Data Offer 1       One Month Free     Varchar (50)         Optional
--------------------------------------------------------------------------------------------------------
Data Offer 2        Recommended Data Offer 2       Two Months Free    Varchar (50)         Optional
--------------------------------------------------------------------------------------------------------
GSM Customer Flag   Flag indicating that the              Y            Varchar (2)       Populate - N
                    current customer is a GSM
                    customer
--------------------------------------------------------------------------------------------------------
Macro Segment       Macro Segment                  Small Business     Varchar (20)         Populate
--------------------------------------------------------------------------------------------------------

Responder File

Phase 2 Solutions warrants that the responder data shall follow the specified format. Errors result from improperly formatted data which condition is unacceptable to AWS. The file format shall be tab-delimited between fields and CR/LF between records.


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

[AT&T Wireless Logo]

Comma separated files (CSV) can be used only if embedded commas are removed. Commas, even within quoted text, are unacceptable. To prevent problems with commas, Phase 2 Solutions will use an alternate delimiter such as a semicolon or tilde.

---------------------------------------------------------------------
COLUMN NAME                     DATA TYPE           REQUIRED/OPTIONAL
---------------------------------------------------------------------
User ID                 varchar(50) e.g. BRC, IVR            Required
---------------------------------------------------------------------
Date                         date(yyyy/mm/dd)                Required
---------------------------------------------------------------------
Time                          time(hh:mm:ss)                 Required
---------------------------------------------------------------------
Campaign Contact Type          varchar(20)                   Required
---------------------------------------------------------------------
Disposition                     varchar(5)                   Required
---------------------------------------------------------------------
Reason                         varchar(75)                   Optional
---------------------------------------------------------------------
Offer Support Code             varchar(20)                   Optional
---------------------------------------------------------------------
Svc Key                       decimal(16,0)                  Required
---------------------------------------------------------------------


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

[AT&T Wireless Logo]

Appendix D: Performance Measurement and Reporting

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Real-time
       Measure                Definition                Measurement            Objective           Measure            Historic
------------------------------------------------------------------------------------------------------------------------------------
Offered Calls          Measures the number       Inbound: (Offered Calls    ***                For each         For each Campaign,
                       of originating            - Test Calls)                                 Campaign         report by
                       telephone calls                                                                          half-hour
                       offered to the IVR                                                                       increment for
                       and the ACD.                                                                             previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Service Availability   Measures the              Inbound: All Trunks        *** -              Alert on event   For each Campaign,
                       availability of           Busy                       ***                                 report by
                       supporting systems.       Outbound: All Trunks       *** -                               half-hour
                                                 Busy                       *** calls                           increment for
                                                 Computer system - Time     *** - ***% ***(1)                   previous day with
                                                 system available for use                                       summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year Service
                                                                                                                Availability for
                                                                                                                Computer system is
                                                                                                                measured over a
                                                                                                                one (1) month
                                                                                                                period.
------------------------------------------------------------------------------------------------------------------------------------
Abandoned Calls,       Measures the number       Inbound: Abandoned         ***                For each         For each Campaign,
Immediately            of Customers who hang     Calls, Immediately                            Campaign         report by
                       up before queuing.                                                                       half-hour
                                                                                                                increment for
                                                                                                                previous day with
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) AT&T Wireless computer systems are the responsibility of AT&T Wireless. Phase 2 Solutions computer systems are the responsibility of Phase 2 Solutions.


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential    Page 7 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Real-time
       Measure                Definition                Measurement            Objective           Measure            Historic
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
IVR "Opt-out" Point    A peg-count measure       Inbound:                   ***                None             For each Campaign,
                       of the point the in       Welcome                                                        report by counter
                       IVR script where the      Enter MIN                                                      by day
                       Customer "opts-out"       Enter SSN
                       or hangs-up.              Offer Selection
                                                 Offer Confirmation
------------------------------------------------------------------------------------------------------------------------------------
IVR "Opt-out"          Measures the number       Inbound:                   ***                For each         For each Campaign,
Percentage             of Customers who do       (IVR Calls that                               Campaign         report by
                       not complete their        "opt-out" of IVR/IVR                                           half-hour
                       IVR transaction.          Calls)* (100)                                                  increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Already Accepted       Measures the number       Inbound:                   ***                For each         For each Campaign,
                       of Customers who call     Already Accepted                              Campaign         report by
                       but who have already                                                                     half-hour
                       accepted their offer.                                                                    increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
IVR Completions        Measures the number       Inbound: IVR Completions   ***                For each         For each Campaign,
                       of Customers who use                                                    Campaign         report by
                       the IVR to accept                                                                        half-hour
                       their offer.                                                                             increment for
                                                                                                                previous day with
                                                                                                                summaries by
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential    Page 8 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                week, month,
                                                                                                                quarter and year
------------------------------------------------------------------------------------------------------------------------------------
Transfer to Agent      Measures the number of    Inbound:                   ***                For each         For each Campaign,
(Received Calls)       telephone calls           IVR Transfers to TSR                          Campaign         report by
                       transferred from the                                                                     half-hour
                       IVR.                                                                                     increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
After Hours Message    Measures the number of    Inbound:                   ***                For each         For each Campaign,
                       Customers who hear the    After Hours Message                           Campaign         report by
                       After Hours Message.                                                                     half-hour
                                                                                                                increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Answered Immediately   Measures the number of    Inbound:                   ***                For each         For each Campaign,
                       Customers calls           Handled Calls,                                Campaign         report by
                       immediately answered      Immediately                                                    half-hour
                       by TSRs.                                                                                 increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Abandoned Calls        Measures the number of    Inbound:                   ***                For each         For each Campaign,
                       Customers who hang up     Abandoned Calls, After                        Campaign         report by
                       while in queue.           Queuing                                                        half-hour
                                                                                                                increment for
                                                                                                                previous day with
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential    Page 9 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Abandoned Call         Measures the              Inbound:                   ***%               For each         For each Campaign,
Percentage             percentage of callers     (Abandoned Calls, After                       Campaign         report by
                       who abandon.              Queuing/                                                       half-hour
                                                 Received Calls)* (100)                                         increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Average Time to        Measures at what point    Inbound: (Queue Time       ***                For each         For each Campaign,
Abandon                in time, on average,      Before Abandoning)/                           Campaign         report by
                       that a caller abandons    (Abandoned Interactions,                                       half-hour
                       the queue.                After Queuing)                                                 increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Answered After         Measures the number of    Inbound:                   ***                For each         For each Campaign,
Queuing                Customers calls           Handled Calls, After                          Campaign         report by
                       answered by TSRs after    Queuing                                                        half-hour
                       queuing.                                                                                 increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Average Time in        Measures the average      Inbound: (Queue time/      ***                For each         For each Campaign,
Queue                  time a Customer spends    (Handled Calls, After                         Campaign         report by
                       in queue.                 Queuing)                                                       half-hour
                                                                                                                increment for
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 10 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter, and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Longest Time in        Measures the maximum      Inbound:                   ***                For each         For each Campaign,
Queue                  time a Customer is in     Maximum Delay                                 Campaign         report by half-hour
                       queue.                                                                                   increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter, and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Average Speed of       Measures the average      Inbound:                   ***                For each         For each Campaign,
Answer                 time to answer a          (Queue time)/                                 Campaign         report by half-hour
                       telephone call.           (Received Calls)                                               increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter, and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Average Talk Time      Measures the average      Inbound:                   ***                For each         For each Campaign,
                       time a Customer spends    (Talk Time + Hold Time)                       Campaign         report by half-hour
                       on hold or talking with   / (Handled Calls, After                                        increment for
                       a TSR.                    Queuing + Handled Calls,                                       previous day with
                                                 Immediately)                                                   summaries by week,
                                                 Outbound:                                                      month, quarter, and
                                                 (Talk Time + Hold Time)                                        year
                                                 / (Right Party Contacts)
------------------------------------------------------------------------------------------------------------------------------------
Average                Measures the average      Inbound:                   ***                For each         For each
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 11 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
Handle Time            time TSRs spend           (Queue time + Talk Time                       Campaign         Campaign, report
                       on a telephone            + Hold Time + After Call                                       by half-hour
                       call.                     Work Time) / (Handled                                          increment for
                                                 Calls, After Queuing +                                         previous day with
                                                 Handled Calls,                                                 summaries by
                                                 Immediately) Outbound:                                         week, month,
                                                 (Talk Time + Hold Time)                                        quarter, and year
                                                 / (Right Party Contacts)
------------------------------------------------------------------------------------------------------------------------------------
Conversions            Measures the              Inbound:                   ***                For each         For each
                       number of offer           Conversions                                   Campaign         Campaign, report
                       accepts.                  Outbound:                                                      by half-hour
                                                 Conversions                                                    increment for
                                                                                                                previous day with
                                                                                                                summaries by
                                                                                                                week, month,
                                                                                                                quarter and year
------------------------------------------------------------------------------------------------------------------------------------
Agent Conversion       Measures contacts         Inbound:                   Inbound:           For each         For each
Percentage             that conclude in          (Conversions/ Received     As defined for     Campaign         Campaign, report
                       the acceptance of         Calls)* 100                in each                             by half-hour
                       the offer.                Outbound:                  Campaign the                        increment for
                                                 (Conversions/Right Party   specific                            previous day with
                                                 Contacts)*100              Campaign                            summaries by
                                                                            Delivery                            week, month,
                                                                            Package                             quarter and year
                                                                            Outbound:
                                                                            As defined for
                                                                            each Campaign
                                                                            in the
                                                                            specific
                                                                            Campaign
------------------------------------------------------------------------------------------------------------------------------------
IVR Completion         Measures the              Inbound:                   ***                For each         For each
Percentage             percentage of             (IVR Completions/ IVR                         Campaign         Campaign, report
                       Customers who use         Calls)                                                         by half-hour
                       the IVR to accept                                                                        increment for
                       their
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 12 of 52

 ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                       offer.                                                                                   previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
TSR Payroll Hours      Measures the hours        Inbound:                   ***                For each         For each Campaign,
                       worked by TSRs.           Inbound TSR Payroll                           Campaign         report by
                                                 Hours                                                          half-hour
                                                 Outbound:                                                      increment for
                                                 Outbound TSR Payroll                                           previous day with
                                                 Hours                                                          summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Dialed Calls           Measures the number of    Outbound:                  ***                For each         For each Campaign,
                       telephone calls dialed    Dialed Calls                                  Campaign         report by
                       for a specific                                                                           half-hour
                       outbound campaign.                                                                       increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Non-Transferred        Measures the reasons      Outbound:                  ***                For each         For each Campaign,
Calls                  Dialed Calls are not      Total for                                     Campaign         report by
                       transferred to TSRs.      Non-Transferred Calls                                          half-hour
                                                 with pegs counts for:                                          increment for
                                                 Invalid Signal, FAX                                            previous day with
                                                 Tone, Busy, No Answer,                                         summaries by week,
                                                 Voice Mail Box, or                                             month, quarter and
                                                 Abandoned Call                                                 year
------------------------------------------------------------------------------------------------------------------------------------
Non-Transferred        Measures the              Outbound:                                                      For each Campaign,
Percentage             percentage of Dialed      (Non-Transferred                                               report by
                       Calls for a specific      Calls/Dialed Calls)* 100                                       half-hour
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 13 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                       campaign that are not                                                                    increment for
                       transferred to a TSR.                                                                    previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Wrong Numbers          Measures the number of    Outbound:                  ***                For each         For each Campaign,
                       Dialed Calls that are     Wrong Numbers                                 Campaign         report by
                       to a wrong number.                                                                       half-hour
                                                                                                                increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Right Party Contact    Measures the number of    Outbound:                  ***                For each         For each Campaign,
                       Dialed Calls that         Right Party Contact                           Campaign         report by
                       transfer to a TSR that                                                                   half-hour
                       reach the person                                                                         increment for
                       legally able to make a                                                                   previous day with
                       decision.                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Right Party Contact    Measures the              Outbound:                  ***                For each         For each Campaign,
Percentage             percentage of Right       (Right Party Contact/                         Campaign         report by
                       Party Contacts to         (Dialed Calls -                                                half-hour
                       Dialed Calls that         Non-Transferred Calls -                                        increment for
                       transfer to a TSR and     Wrong Numbers))* 100                                           previous day with
                       reach to person                                                                          summaries by week,
                       legally able to make a                                                                   month, quarter and
                       decision.                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Call Backs   Measures the number of    Outbound:                  ***                For each         For each Campaign,
                       Dialed Calls to a         Scheduled Call Backs                          Campaign         report
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 14 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                       Right Party Contact                                                                      by half-hour
                       that result in                                                                           increment for
                       scheduling a future                                                                      previous day with
                       call to complete the                                                                     summaries by week,
                       offer.                                                                                   month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Completed Offers       Measures the number of    Outbound:                  ***                For each         For each Campaign,
                       Dialed Calls to a         Completed Offers                              Campaign         report by
                       Right Party Contact                                                                      half-hour
                       where the TSR                                                                            increment for
                       completes the offer.                                                                     previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Completed Offers       Measures the              Outbound:                  ***                For each         For each Campaign,
Percentage             percentage of             (Completed Offers /                           Campaign         report by
                       Completed Offers to a     Right Party Contacts)*                                         half-hour
                       Right Party Contact.      100                                                            increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Contacts Per Hour      Measures the number of    Inbound:                   ***                For each         For each Campaign,
                       contacts each TSR         Received Calls/ Inbound                       Campaign         report by
                       completes per hour.       TSR Payroll Hours                                              half-hour
                                                 Outbound:                                                      increment for
                                                 Right Party Contact/                                           previous day with
                                                 Outbound TSR Payroll                                           summaries by week,
                                                 Hours                                                          month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Average                Measures the average      Outbound:                  ***                For each         For each
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 15 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
Available Time         time a TSR was ready      (Available Time / Dialed                      Campaign         Campaign, report
                       to accept Calls, but      Calls - Non-Transferred                                        by half-hour
                       was not currently         Calls - Wrong Numbers))                                        increment for
                       involved in Call work                                                                    previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
List Penetration       Measures the              Outbound:                  ***                For each         For each Campaign,
                       completion percentage     (((SIGMA) Dialed Calls)                       Campaign         report by
                       of an outbound call       / ((Start List Size) -                                         half-hour
                       list.                     ((SIGMA) Non-Right Party                                       increment for
                                                 Contact) - ((SIGMA)                                            previous day with
                                                 Wrong Numbers) -                                               summaries by week,
                                                 ((SIGMA) Right Party                                           month, quarter,
                                                 Contact))* 100                                                 and year
------------------------------------------------------------------------------------------------------------------------------------
BRC Scans              Measures the number of    BRCs Scans                 ***                None             For each Campaign,
                       BRCs scans completed.                                                                    report by day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
BRC Carryover          At the end of the day,    BRC Carry-over             ***                None             For each Campaign,
                       measures the number of                                                                   report by day with
                       BRCs carried over from                                                                   summaries by week,
                       one day to the next.                                                                     month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
BRC - Received         Measures the number of    BRC Received               ***                None             For each Campaign,
                       BRCs received per day.                                                                   report by day with
                                                                                                                summaries by
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 16 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                week, month,
                                                                                                                quarter, and year
------------------------------------------------------------------------------------------------------------------------------------
Manual Provisioning    At the end of the day,    MP Carry-over              ***                None             For each Campaign,
- Carry-over           measures the number of                                                                   report by
                       manual provisioning                                                                      end-of-day with
                       records carried over                                                                     summaries by week,
                       from one day to the                                                                      month, quarter,
                       next. MP Carry-over                                                                      and year
------------------------------------------------------------------------------------------------------------------------------------
Manual Provisioning    Measures the number of    MP Received                ***                None             For each Campaign,
- Received             manual provisioning                                                                      report by day with
                       records received per                                                                     summaries by week,
                       day. MP Received                                                                         month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Provisioned            Measures the number of    Provisioned                ***                None             For each Campaign,
                       completed Manual                                                                         report by day with
                       Provisioning records.                                                                    summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Exception -            Measures the number of    ECA                        ***                None             For each Campaign,
Cancelled Accounts     cancelled accounts                                                                       report by day with
                       among the Manual                                                                         summaries by week,
                       Provisioning records.                                                                    month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Exception - Already    Measures the number of    EAP                        ***                For each         For each Campaign,
Provisioned            already provisioned                                                     Campaign         report by day with
                       accounts among the                                                                       summaries by
                       Manual Provisioning
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 17 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                       records.                                                                                 week, month,
                                                                                                                quarter, and year
------------------------------------------------------------------------------------------------------------------------------------
Exception - Invalid    Measures the number of    EIRP                       ***                None             For each Campaign,
Rate Plan / Promo /    invalid rate plan or                                                                     report by day with
Feature                promotion or features                                                                    summaries by week,
                       among the Manual                                                                         month, quarter,
                       Provisioning records.                                                                    and year
------------------------------------------------------------------------------------------------------------------------------------
Exception -            Measures the number of    EDR                        ***                None             For each Campaign,
Duplicate Records      duplicate records                                                                        report by day with
                       accounts among the                                                                       summaries by week,
                       Manual Provisioning                                                                      month, quarter,
                       records.                                                                                 and year
------------------------------------------------------------------------------------------------------------------------------------
Exception -            Measures the number of    EUR                        ***                None             For each Campaign,
Unworkable Record      unworkable records                                                                       report by day with
                       accounts among the                                                                       summaries by week,
                       Manual Provisioning                                                                      month, quarter,
                       records.                                                                                 and year
------------------------------------------------------------------------------------------------------------------------------------
Manual Provisioning    Measures the number of    (Provisioned + ECA +       ***                None             For each Campaign,
- Resolved             manual provisioning       EAP + EIRP + EDR + EUR)                                        report by day with
                       records completed. MP                                                                    summaries by week,
                       Resolved                                                                                 month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
MP Payroll Hours       Measures the hours        MP Payroll Hours           ***                For each         For each Campaign,
                       worked by manual                                                        Campaign         report by
                       provisioning personnel.                                                                  half-hour
                                                                                                                increment for
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 18 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
MP Records per Hour    Measures the average      (MP Resolved / MP          ***                For each         For each Campaign,
                       number of manual          Payroll Hours)                                Campaign         report by
                       provisioning records                                                                     half-hour
                       worked per hour.                                                                         increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter and
                                                                                                                year
------------------------------------------------------------------------------------------------------------------------------------
Data Entry Errors      Measures the percent      (Data Entry Errors) /      ***                None             For each Campaign,
per 1,000 Pieces of    and rework in the         (Provisioned / 1000)                                           a weekly report
Work                   center. Also reports      Types of Errors: peg                                           with summaries by
                       on the types of errors.   count                                                          month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
On-time Manual         Measures the number of    Based on Priority Plan     ***                None             For each Campaign,
Processing             manually processed        in the Campaign                                                a weekly report
                       records that were         Delivery Package                                               with summaries by
                       processed by priority                                                                    month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
On-time Report         Measures the              (On-time Reports /         ***                None             Report by day with
Generation             percentage of on-time     Total Reports)* 100                                            summaries by week,
                       generation of reports.                                                                   month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Contact Quality        Assigns a value to the    Call Quality Score         For ***%           None             For each Campaign,
Score                  quality of individual                                                                    a weekly report
                       contacts.                                                                                with
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 19 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                summaries by
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------
Monitored Call         Measures the ratio of     For each TSR: (Weekly      *** telephone      None             For each Campaign,
Percentage             monitored calls to        Monitored Calls / Weekly   calls per ***                       a weekly report
                       received calls.           Received Calls) * 100      for ***                             with summaries by
                                                                            performing in                       month, quarter,
                                                                            excess of ***%                      and year
                                                                            of their ***
                                                                            or *** times
                                                                            per *** for
                                                                            *** with a ***
                                                                            below ***%.
------------------------------------------------------------------------------------------------------------------------------------
Sales                  A measure of contacts     (Sales / Received Calls)   ***                For each         For each Campaign,
                       that result in the        * 100                                         Campaign         report by
                       sale of ancillary                                                                        half-hour
                       items or agreements.                                                                     increment for
                                                                                                                previous day with
                                                                                                                summaries by week,
                                                                                                                month, quarter,
                                                                                                                and year
------------------------------------------------------------------------------------------------------------------------------------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 20 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

Appendix E: Campaign Delivery Package

-----------
Sample Sent
-----------


4/13/2004       AT&T Wireless and Phase 2 Solutions Confidential   Page 21 of 52

[AT&T Wireless Logo]

Appendix F: Quality Monitoring Form

-----------------------------------------------------------------------------------------------------
 #                                    Category                                  Score/Detail   Out of
-----------------------------------------------------------------------------------------------------
                                     QA Details
-----------------------------------------------------------------------------------------------------
      TSR Name
-----------------------------------------------------------------------------------------------------
      Supervisor Name
-----------------------------------------------------------------------------------------------------
      Source Name
-----------------------------------------------------------------------------------------------------
      QA Date
-----------------------------------------------------------------------------------------------------
      Start Time
-----------------------------------------------------------------------------------------------------
      Stop Time
-----------------------------------------------------------------------------------------------------
      Customer Name
-----------------------------------------------------------------------------------------------------
                                        ***
-----------------------------------------------------------------------------------------------------
1     *** used *** when ***.                                                                   ***
-----------------------------------------------------------------------------------------------------
                                    *** and ***
-----------------------------------------------------------------------------------------------------
2     Used *** and *** of ***.                                                                 ***
-----------------------------------------------------------------------------------------------------
3     Asked *** and ***.                                                                       ***
-----------------------------------------------------------------------------------------------------
4     *** and *** of AT&T Wireless *** and ***.                                                ***
-----------------------------------------------------------------------------------------------------
5     Used *** to *** (for example:  *** that *** to *** *** this *** your                     ***
      ***).
-----------------------------------------------------------------------------------------------------
6     *** and *** for the ***.  *** at *** in ***.                                             ***
-----------------------------------------------------------------------------------------------------
7     Used the *** for the ***.                                                                ***
-----------------------------------------------------------------------------------------------------
8     *** AT&T Wireless *** and ***                                                            ***
-----------------------------------------------------------------------------------------------------
9     *** and ***.                                                                             ***
-----------------------------------------------------------------------------------------------------
10    *** used *** and ***.                                                                    ***
-----------------------------------------------------------------------------------------------------
                                    *** and ***
-----------------------------------------------------------------------------------------------------
11    *** used *** when to *** and the ***.  *** to *** the *** the *** and                    ***
      *** to ***.
-----------------------------------------------------------------------------------------------------
12    *** did not ***, or *** or *** (for example:  *** let me *** my ***,                     ***
      etc.)
-----------------------------------------------------------------------------------------------------
13    *** treated *** with *** and *** did not *** or *** on any *** the ***.                  ***
      *** the *** in a ***.  *** did *** the ***.
-----------------------------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 22 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

-----------------------------------------------------------------------------------------------------
14    *** and ***.  *** and ***.                                                               ***
-----------------------------------------------------------------------------------------------------
      *** and ***
-----------------------------------------------------------------------------------------------------
15    *** and *** - ***                                                                        ***
-----------------------------------------------------------------------------------------------------
      ***
-----------------------------------------------------------------------------------------------------
16    *** AT&T Wireless Customer                                                               ***
-----------------------------------------------------------------------------------------------------
17    ***.                                                                                     ***
-----------------------------------------------------------------------------------------------------
      ***
-----------------------------------------------------------------------------------------------------
1     ***.                                                                      ***
-----------------------------------------------------------------------------------------------------
2     ***.  ***.                                                                ***
-----------------------------------------------------------------------------------------------------
3     ***                                                                       ***
-----------------------------------------------------------------------------------------------------
4     *** or ***.                                                               ***
-----------------------------------------------------------------------------------------------------

                                                            Points Available:   100
                                                             Points Received:   100
                                                            Total Percentage:   100.00%


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 23 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

Appendix G: Contacts

--------------------------------------------------------------------------------
                                AT&T Wireless
                               Services, Inc.             Phase 2 Solutions
--------------------------------------------------------------------------------
Primary Representative                              Chief Financial Officer
--------------------------------------------------------------------------------
Name                                                ***
--------------------------------------------------------------------------------
Address                                             8901 Raintree Road
--------------------------------------------------------------------------------
                                                    Suite 1000
--------------------------------------------------------------------------------
                                                    Scottsdale, AZ 85260
--------------------------------------------------------------------------------
E-mail address                                      ***@phase2solutions.com
--------------------------------------------------------------------------------
Telephone Number                                    ***
--------------------------------------------------------------------------------
Cellular Telephone Number                           ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Designated Alternate                                Account Manager
--------------------------------------------------------------------------------
Name                                                ***
--------------------------------------------------------------------------------
Address                                             8901 Raintree Road
--------------------------------------------------------------------------------
                                                    Suite 1000
--------------------------------------------------------------------------------
                                                    Scottsdale, AZ 85260
--------------------------------------------------------------------------------
E-mail Address                                      ***@phase2solutions.com
--------------------------------------------------------------------------------
Telephone Number                                    ***
--------------------------------------------------------------------------------
Cellular Telephone Number                           ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Invoicing                                           Chief Financial Officer
--------------------------------------------------------------------------------
Name                                                ***
--------------------------------------------------------------------------------
Address                                             8901 Raintree Road
--------------------------------------------------------------------------------
                                                    Suite 1000
--------------------------------------------------------------------------------
                                                    Scottsdale, AZ 85260
--------------------------------------------------------------------------------
E-mail Address                                      ***@phase2solutions.com
--------------------------------------------------------------------------------
Telephone Number                                    ***
--------------------------------------------------------------------------------
Cellular Telephone Number                           ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Training                                            Training Manager
--------------------------------------------------------------------------------
Name                                                ***
--------------------------------------------------------------------------------
Address                                             8901 Raintree Road
--------------------------------------------------------------------------------
                                                    Suite 1000
--------------------------------------------------------------------------------
                                                    Scottsdale, AZ 85260
--------------------------------------------------------------------------------
E-mail Address                                      ***@phase2solutions.com
--------------------------------------------------------------------------------
Telephone Number                                    ***
--------------------------------------------------------------------------------
Cellular Telephone Number                           ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality Assurance                                   Quality Assurance Supervisor
--------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 24 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

--------------------------------------------------------------------------------
Name                                                ***
--------------------------------------------------------------------------------
Address                                             8901 Raintree Road
--------------------------------------------------------------------------------
                                                    Suite 1000
--------------------------------------------------------------------------------
                                                    Scottsdale, AZ 85260
--------------------------------------------------------------------------------
E-mail Address                                      ***@phase2solutions.com
--------------------------------------------------------------------------------
Telephone Number                                    ***
--------------------------------------------------------------------------------
Cellular Telephone Number                           ***
--------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 25 of 52

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[AT&T Wireless Logo]

Appendix H: Glossary

-----------------------------------------------------------------------------------------------------------------------
           Term                                               Definitiion                                      Value
-----------------------------------------------------------------------------------------------------------------------
Abandoned Calls, After       For Inbound programs or Campaigns, the number of Customers that abandon             #
Queuing                      after queuing
-----------------------------------------------------------------------------------------------------------------------
Abandoned Calls,             For Inbound programs or Campaigns, the number of Customers that abandon             #
Immediately                  immediately
-----------------------------------------------------------------------------------------------------------------------
After Call Work Time         For Inbound or Outbound programs or Campaigns, the time that a TSR spends to     #, time
                             complete the Call after the Customer hangs-up                                    interval
-----------------------------------------------------------------------------------------------------------------------
After Hours Message          For Inbound programs or Campaigns, the number of Customers who receive an           #
                             IVR message that they cannot transfer to a TSR because it is outside of office hours
-----------------------------------------------------------------------------------------------------------------------
All Trunks Busy              Time that all members of a specific trunk group were in use                      #, time
                                                                                                               stamp
-----------------------------------------------------------------------------------------------------------------------
Already Accepted             For Inbound programs or Campaigns, the number of Customers who receive an           #
                             IVR message that they had already accepted their offer
-----------------------------------------------------------------------------------------------------------------------
Available Time               For Inbound or Outbound programs or Campaigns, the time a TSR was ready to       #, time
                             accept Calls, but was not currently involved in Call work                        interval
-----------------------------------------------------------------------------------------------------------------------
Business Response Card       For Inbound programs or Campaigns, the number of pieces of work pending for         #
Carry-over                   Business Response Card processing
-----------------------------------------------------------------------------------------------------------------------
Business Response Card       For Inbound programs or Campaigns, the number of pieces of work received for        #
Received                     Business Response Card processing
-----------------------------------------------------------------------------------------------------------------------
Business Response Card       For Inbound programs or Campaigns, the number of pieces scanned for Business        #
Scans                        Response card processing
-----------------------------------------------------------------------------------------------------------------------
Call Quality Score           A numeric value assigned by Quality Assurance to indicate the quality of            #
                             service for a given Call
-----------------------------------------------------------------------------------------------------------------------
Completed Offers             For Outbound programs or Campaigns, the number of Customers who heard a             #
                             complete offer from a TSR
-----------------------------------------------------------------------------------------------------------------------
Conversions                  For Inbound or Outbound programs or Campaigns, the number of program  or            #
                             campaign offer accepts
-----------------------------------------------------------------------------------------------------------------------
Data Entry Errors            For Manual Provisioning Campaigns, the number of data entry errors                  #
-----------------------------------------------------------------------------------------------------------------------
Dialed Calls                 For Outbound programs or Campaigns, the number of telephone calls placed            #
                             during a specified time period
-----------------------------------------------------------------------------------------------------------------------
Exception - Already          For Manual Provisioning Campaigns, the number of records already provisioned        #
-----------------------------------------------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 26 of 52

[AT&T Wireless Logo]

-----------------------------------------------------------------------------------------------------------------------
           Term                                               Definitiion                                      Value
-----------------------------------------------------------------------------------------------------------------------
Provisioned
-----------------------------------------------------------------------------------------------------------------------
Exception - Cancelled        For Manual Provisioning Campaigns, the number of records for cancelled              #
Account                      accounts
-----------------------------------------------------------------------------------------------------------------------
Exception - Duplicate        For Manual Provisioning Campaigns, the number of duplicate records                  #
Record
-----------------------------------------------------------------------------------------------------------------------
Exception - Invalid Rate     For Manual Provisioning Campaigns, the number of records for invalid rate           #
Plan / Promo / Feature       plans, promotions, or features
-----------------------------------------------------------------------------------------------------------------------
Exception - Unworkable       For Manual Provisioning Campaigns, the number of unworkable records                 #
Record
-----------------------------------------------------------------------------------------------------------------------
Handled Calls, After         For Inbound programs or Campaigns, the number of Calls handled after queuing        #
Queuing
-----------------------------------------------------------------------------------------------------------------------
Handled Calls, Immediately   For Inbound programs or Campaigns, the number of Calls handled immediately          #
-----------------------------------------------------------------------------------------------------------------------
Hold Time                    For Inbound programs or Campaigns, the time a Customer spends on hold            #, time
                                                                                                              interval
-----------------------------------------------------------------------------------------------------------------------
Inbound TSR Payroll Hours    For Inbound programs or Campaigns, the number of payroll hours paid to TSRs         #
-----------------------------------------------------------------------------------------------------------------------
IVR Calls                    For Inbound programs or Campaigns, the number of Calls answered by the IVR          #
-----------------------------------------------------------------------------------------------------------------------
IVR Calls "Opt-out" Point    For Inbound programs or Campaigns, a peg-count of what point in the IVR        #, for each
                             script Customers "opt-out. These pointers include the following: Welcome,        counter
                             Enter MIN, Enter SSN, Offer Selection, and Offer Confirmation.
-----------------------------------------------------------------------------------------------------------------------
IVR Calls That "Opt-out"     For Inbound programs or Campaigns, the number of Calls where the caller             #
of the IVR                   "opts-out" of the IVR
-----------------------------------------------------------------------------------------------------------------------
IVR Completions              For Inbound programs or Campaigns, the number of Customers who use the IVR          #
                             to accept their offer
-----------------------------------------------------------------------------------------------------------------------
IVR Transfers to TSR         For Inbound programs or Campaigns, the number of Calls that transfer from           #
                             the IVR to a TSR
-----------------------------------------------------------------------------------------------------------------------
Manual Provisioning          For Manual Provisioning Campaigns, the number of payroll hours paid for data        #
Payroll Hours                entry
-----------------------------------------------------------------------------------------------------------------------
Manual Provisioning          For Manual Provisioning Campaigns, the number of pieces of work pending             #
Carry-over
-----------------------------------------------------------------------------------------------------------------------
Manual Provisioning          For Manual Provisioning Campaigns, the number of pieces of work received            #
-----------------------------------------------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 27 of 52

[AT&T Wireless Logo]

-----------------------------------------------------------------------------------------------------------------------
Received
-----------------------------------------------------------------------------------------------------------------------
Maximum Delay                For Inbound programs or Campaigns, a peg count of the maximum time, in           #, time
                             seconds, that a caller waits for a TSR to answer                                 interval
-----------------------------------------------------------------------------------------------------------------------
Non-transferred Calls        For Outbound programs or Campaigns, the number of dialed calls not                  #
                             transferred to a TSR
-----------------------------------------------------------------------------------------------------------------------
Non-transferred Calls        For Outbound programs or Campaigns, a peg-count of why a dialed call was not   #, for each
Pointers                     transferred to a TSR. These pointers include the following: Invalid            counter
                             Signal, FAX Tone, Busy, No Answer, Voice Mail Box, and Abandoned
-----------------------------------------------------------------------------------------------------------------------
Offered Calls                For Inbound programs or Campaigns, the number of offered Calls                      #
-----------------------------------------------------------------------------------------------------------------------
On-time Reports              Number of billing detail, invoice, or performance reports delivered on time         #
-----------------------------------------------------------------------------------------------------------------------
Outbound TSR Payroll Hours   For Outbound programs or Campaigns, the number of payroll hours paid to TSRs        #
                             on outbound programs or Campaigns
-----------------------------------------------------------------------------------------------------------------------
Provisioned                  For Manual Provisioning Campaigns, the number of completed Manual                   #
                             Provisioning records.
-----------------------------------------------------------------------------------------------------------------------
Queue Time                   For Inbound programs or Campaigns, the time an Customer spends in queue          #, time
                             before a Service Representative handles the Call                                 interval
-----------------------------------------------------------------------------------------------------------------------
Queue Time Before            For Inbound programs or Campaigns, the number of queued Calls                    #, time
Abandoning                                                                                                    interval
-----------------------------------------------------------------------------------------------------------------------
Queued Calls                 For Inbound programs or Campaigns, the number of queued Calls                       #
-----------------------------------------------------------------------------------------------------------------------
Received Calls               For Inbound programs or Campaigns, the number of received Calls                     #
-----------------------------------------------------------------------------------------------------------------------
Right Party Contacts         For Outbound programs or Campaigns, the number of dialed calls answered by          #
                             the person legally able to make a decision.
-----------------------------------------------------------------------------------------------------------------------
Sales                        Number of program or Campaign contacts resulting in the sale of ancillary           #
                             equipment or agreements
-----------------------------------------------------------------------------------------------------------------------
Scheduled Call Backs         For Outbound programs or Campaigns, the number of dialed calls where the TSR        #
                             schedules a call back with the Customer to complete their discussion of the offer
-----------------------------------------------------------------------------------------------------------------------
Start List Size              For Outbound programs or Campaigns, the starting size of the calling list           #
-----------------------------------------------------------------------------------------------------------------------
Talk Time                    For Inbound or Outbound programs or Campaigns, the time during an Call that      #, time
                             a TSR spends "talking"                                                           interval
-----------------------------------------------------------------------------------------------------------------------
Test Calls                   For inbound programs or Campaigns, the number of                                    #
-----------------------------------------------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 28 of 52

[AT&T Wireless Logo]

-----------------------------------------------------------------------------------------------------------------------
                             telephone calls placed for test purposes
-----------------------------------------------------------------------------------------------------------------------
Total Reports                Total number of billing detail, invoice, or performance reports for a            #, time
                             specified time interval                                                          interval
-----------------------------------------------------------------------------------------------------------------------
Weekly Monitored Calls       For Inbound or Outbound programs or Campaigns, the number of Calls monitored        #
                             per week for quality assurance
-----------------------------------------------------------------------------------------------------------------------
Weekly Received Calls        For Inbound or Outbound programs or Campaigns, the number of Received Calls         #
                             per week
-----------------------------------------------------------------------------------------------------------------------
Wrong Numbers                For Outbound programs or Campaigns, the number of dialed calls to wrong             #
                             numbers
-----------------------------------------------------------------------------------------------------------------------


4/13/2004     AT&T Wireless and Phase 2 Solutions Confidential     Page 29 of 52